                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:


    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement


    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           KEMPER VALUE FUND, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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


                                                                    October 1997


Kemper

Important News

                                                   for Kemper Funds Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?

A Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI" or, for Kemper Value Fund, Inc., Zurich Kemper Value Advisors, Inc. or "ZKVA") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI and ZKVA will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on a Rule 12b-1 plan (the provisions of which are the same as in the current Rule 12b-1 plan) for the Class B shares and Class C shares of each Fund except Kemper Target Equity Fund, the election of Board members, the selection of independent auditors, and a change in investment policies to permit a master/feeder fund structure in the future for each Fund except Kemper Target Equity Fund.

Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.



Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement and Rule 12b-1 plans are approved, your Fund shares will not change, the advisory fee rates for your Fund will not change, and, if applicable, the fee rate payable under your Fund's 12b-1 plan will not change.


Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

                                                        [KEMPER LOGO]

Q WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEE RATES (IF APPLICABLE) BE THE SAME?



A Yes, the investment advisory and Rule 12b-1 fee rates for your Fund will remain the same.


Q WILL THE BRAND IDENTITY OF
THE KEMPER FUNDS SURVIVE?

A Zurich and Scudder intend to maintain the distinct brand identity of the Kemper Funds. They are also committed to strengthening and enhancing the Kemper Funds brand and distribution channels, while maintaining its separate brand identity.

Q WHAT IS A MASTER/FEEDER FUND?


A Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.


Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A ZKI -- not your Fund --is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q WHOM DO I CALL FOR MORE INFORMATION?


A Please call Shareholder Services at (800) 537-1988.



                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.

[PROXY CARD SAMPLE]

Please vote all issues shown on each proxy card that you receive.



 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of Board members), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the name(s) or number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.


 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

KEMPER VALUE FUND, INC.
KEMPER HORIZON FUND
KEMPER EUROPE FUND
KEMPER TARGET EQUITY FUND
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 537-1988



                                                                October 10, 1997


Dear Kemper Fund Shareholder:


As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI" or, for Kemper Value Fund, Inc., Zurich Kemper Value Advisors, Inc. or "ZKVA") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement and, except for Kemper Target Equity Fund, a new Rule 12b-1 Plan for Class B and Class C shares.



If the new investment management agreement and Rule 12b-1 Plan are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE, AND, IF APPLICABLE, THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.


Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President                                                         [KEMPER LOGO]

KEMPER FUNDS
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 537-1988


NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT


                                                                October 10, 1997


To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Kemper Funds (each a "Fund" and collectively the "Funds"):

      KEMPER VALUE FUND, INC. ("KVF")
      KEMPER HORIZON FUND ("KHF")
      KEMPER EUROPE FUND ("KEUF")
      KEMPER TARGET EQUITY FUND ("KTEF")

The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect eight (8) board members to the Board of Trustees, or the Board of Directors in the case of KVF.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or, in the case of KHF, KEUF and KTEF, with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI or, in the case of KVF, with Zurich Kemper Value Advisors, Inc. ("ZKVA") transferable to
   SKI).

4. To approve or disapprove a new sub-advisory agreement with Zurich Investment Management Limited ("ZIML") (including approval of a subsequent assignment) [for KEUF and Kemper Worldwide 2004 Fund, a series of KTEF, only].

5. To approve or disapprove a new sub-advisory agreement with Zurich Kemper Value Advisors, Inc. ("ZKVA") [for KHF only].

6. To approve or disapprove a new sub-advisory agreement with Dreman Value Management, L.L.C. ("DVM") [for Kemper-Dreman High Return Equity Fund, a series of KVF, only].

7. For Class B and Class C shareholders only, to approve or disapprove a new Rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. ("ZKDI") [for KVF, KHF and KEUF only].

8. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure [for KVF, KHF and KEUF only].

The Board of each Fund has selected the close of business on September 22, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees or the Board of Directors (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 10, 1997.


THE SERIES FUNDS. Each of KVF, KHF and KTEF is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.


     The series of KVF are Kemper Contrarian Fund ("KCF"), Kemper-Dreman High Return Equity Fund ("KDHRF"), Kemper Small Cap Value Fund ("KSCVF") and Kemper Mid Cap Value Fund ("KMCVF"). As of September 22, 1997, KMCVF had not commenced operations and did not have any shareholders.


     The series of KHF are Kemper Horizon 20+ Portfolio ("KH20P"), Kemper Horizon 10+ Portfolio ("KH10P") and Kemper Horizon 5 Portfolio ("KH5P").

     The series of KTEF are Kemper Retirement Fund-Series I ("KRF-I"), Kemper Retirement Fund-Series II ("KRF-II"), Kemper Retirement Fund-Series III ("KRF-III"), Kemper Retirement Fund-Series IV ("KRF-IV"), Kemper Retirement Fund-Series V ("KRF-V"), Kemper Retirement Fund-Series VI ("KRF-VI"), Kemper Retirement Fund-Series VII ("KRF-VII"), and Kemper Worldwide 2004 Fund ("KWF-4").

Each Fund (and each series of each series company) except for KTEF, are divided into four classes of shares, including Class A Shares, Class B Shares, Class C Shares and Class I shares. Shares of each class represent a proportionate interest in that class.

The shareholders of each Fund are being asked to vote on three to six items. On
Item 1 (election of board members) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series or class. On
Item 3 (approval of new investment management agreement), KEUF will vote separately and, for KVF, KHF and KTEF, each series will vote separately. On Item 4 (approval of new sub-advisory agreement with ZIML), KEUF and KWF-4 will vote separately. On Item 5 (approval of new sub-advisory agreement with ZKVA) each series of KHF will vote separately. On Item 6 (approval of new sub-advisory agreement with DVM), KDHRF will vote separately. On Item 7 (approval of new Rule 12b-1 Plan), the Class B Shares and the Class C Shares of KVF, KHF and KEUF (or in the case of KVF and KHF, of each series) will each vote separately. On Item 8 (approval of a change in the Fund's fundamental investment policies to permit a master/feeder fund), KEUF will vote separately and, for KVF and KHF, each series will vote separately. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

----------------------------------------------------------------------------------------------------------------------------
                     ITEM                       KCF   KDHRF   KSCVF   KH20P   KH10P   KH5P   KEUF   KRF-I   KRF-II   KRF-III
----------------------------------------------------------------------------------------------------------------------------
 1. Elect Board Members                         X      X       X       X       X      X      X       X       X        X
----------------------------------------------------------------------------------------------------------------------------
 2. Ratify selection of auditors                X      X       X       X       X      X      X       X       X        X
----------------------------------------------------------------------------------------------------------------------------
 3. Approval of New Investment Management       X      X       X       X       X      X      X       X       X        X
 Agreement with Scudder Kemper Investments,
 Inc.
----------------------------------------------------------------------------------------------------------------------------
 4. Approval of New Sub-Advisory Agreement                                                   X
 with Zurich Investment Management Limited
----------------------------------------------------------------------------------------------------------------------------
 5. Approval of New Sub-Advisory Agreement                             X       X      X
 with Zurich Kemper Value Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------
 6. Approval of New Sub-Advisory Agreement             X
 with Dreman Value Management, L.L.C.
----------------------------------------------------------------------------------------------------------------------------
 7. Approval of New Rule 12b-1 Plan             X      X       X       X       X      X      X
----------------------------------------------------------------------------------------------------------------------------
 8. Approval of changes in fundamental          X      X       X       X       X      X      X
 investment policies to permit master/feeder
 structure
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------  -----------------------------------------
                     ITEM                       KRF-IV   KRF-V   KRF-VI   KRF-VII   KWF-4
-----------------------------------------------------------------------------------------
 1. Elect Board Members                          X        X       X        X         X
----------------------------------------------
 2. Ratify selection of auditors                 X        X       X        X         X
----------------------------------------------
 3. Approval of New Investment Management        X        X       X        X         X
 Agreement with Scudder Kemper Investments,
 Inc.
----------------------------------------------
 4. Approval of New Sub-Advisory Agreement                                           X
 with Zurich Investment Management Limited
----------------------------------------------
 5. Approval of New Sub-Advisory Agreement
 with Zurich Kemper Value Advisors, Inc.
----------------------------------------------
 6. Approval of New Sub-Advisory Agreement
 with Dreman Value Management, L.L.C.
----------------------------------------------
 7. Approval of New Rule 12b-1 Plan
----------------------------------------------
 8. Approval of changes in fundamental
 investment policies to permit master/feeder
 structure
----------------------------------------------

The Board of each Fund has fixed the close of business on September 22, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of September 22, 1997, each Fund had shares issued and outstanding as set forth in Exhibit A.

INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current investment management agreement with ZKI (or, in the case of KVF, with Zurich Kemper Value Advisors, Inc. ("ZKVA")). As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between each Fund and SKI is being proposed for approval by shareholders of each Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a

79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

Subsequent to the execution of the Transaction Agreement, Zurich agreed to cause ownership of Zurich Investment Management Limited ("ZIML") to be transferred by Zurich (or a direct or indirect wholly-owned subsidiary of Zurich) to SKI (or a direct or indirect wholly-owned subsidiary of SKI). ZIML is a sub-adviser for certain of the Funds. While the amount of consideration payable to Zurich for ZIML has not yet been finally agreed upon, it is expected that such consideration would in no event exceed $50 million, payable in cash or shares of SKI stock or some combination thereof at the closing of the Transaction or over some period of time after the closing of the Transaction. Following the transfer, which is expected to take place at the same time as the closing of the Transaction, ZIML's board of directors would comprise representatives of Scudder and Zurich. The capital stock of ZIML initially may be transferred to one or more wholly-owned subsidiaries of Zurich, but ultimately will be transferred to SKI or one of its wholly-owned subsidiaries (the "ZIML Transaction"). The ZIML Transaction will result in an assignment of the sub-advisory agreement under the 1940 Act.

ITEM 1. ELECTION OF BOARD MEMBERS


At the Meeting, eight (8) Board members are to be elected to constitute the Board of each Fund. All the nominees, except Messrs. Daniel Pierce and Edmond Villani, were elected to the Boards of KTEF and KVF at special meetings of shareholders held on September 19, 1995 and August 1, 1995, respectively, and to the Boards of KHF and KEUF, by the initial shareholder (i.e., ZKI) immediately prior to their commencement of operations.


It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as a Board member will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing Board members and until the election and qualification of a successor or until such Board member sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust or the Articles of Incorporation of each Fund ("Declaration of Trust" or "Articles"). If the transaction is not consummated, the current Board members will continue to serve as each Fund's Board (which are those identified as such below, along with Mr. Stephen B. Timbers, the president and chief executive officer of ZKI). Since the Funds do not hold annual meetings, Board members will hold office for an indeterminate period.

All the nominees listed below have consented to serve as Board members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Board member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.


   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                  A BOARD MEMBER
   -------------------------------              -----------------
James B. Akins (10/15/26)                1988 -- KVF; 1995 -- KHF; 1995
Consultant on International,             -- KEUF; 1995 -- KTEF.
Political and Economic Affairs;
formerly, a career United States
Foreign Service Officer; Energy
Adviser for the White House; United
States Ambassador to Saudi Arabia.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                  A BOARD MEMBER
   -------------------------------              -----------------
Arthur R. Gottschalk (02/13/25)          1995 -- KVF; 1995 -- KHF; 1995
Retired; formerly, President,            -- KEUF; 1989 -- KTEF.
Illinois Manufacturers Association;
Trustee, Illinois Masonic Medical
Center; formerly, Illinois State
Senator; formerly, Vice President,
The Reuben H. Donnelly Corp.
Frederick T. Kelsey (04/25/27)           1995 -- KVF; 1995 -- KHF; 1995
Retired; formerly, consultant to         -- KEUF; 1989 -- KTEF.
Goldman, Sachs & Co.; formerly,
President, Treasurer and Trustee of
Institutional Liquid Assets and its
affiliated mutual funds; Trustee of
the Benchmark Funds; Trustee of the
Pilot Funds (through 1997).
*Daniel Pierce (03/18/34)                Nominee
Chairman of the Board and Managing
Director, Scudder; Director,
Fiduciary Trust Company; Director,
Fiduciary Company Incorporated; Board
member of 14 investment companies
advised by Scudder.
Fred B. Renwick (02/01/30)               1988 -- KVF; 1995 -- KHF; 1995
Professor of Finance, New York           -- KEUF; 1995 -- KTEF.
University, Stern School of Business;
Director, TIFF Investment Program,
Inc.; Director, the Wartburg Home
Foundation; Chairman, Investment
Committee of Morehouse College Board
of Trustees; Chairman, American Bible
Society Investment Committee;
formerly, member of the Investment
Committee of Atlanta University Board
of Trustees; formerly, Director of
Board of Pensions Evangelical
Lutheran Church of America.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                  A BOARD MEMBER
   -------------------------------              -----------------
John B. Tingleff (05/04/35)              1995 -- KVF; 1995 -- KHF; 1995
Retired; formerly, President,            -- KEUF; 1991 -- KTEF.
Tingleff & Associates (management
consulting firm); formerly, Senior
Vice President, Continental Illinois
National Bank & Trust Company.
*Edmond D. Villani (03/04/47)            Nominee
President, Chief Executive Officer
and Managing Director, Scudder.
John G. Weithers (08/08/33)              1995 -- KVF; 1995 -- KHF; 1995
Retired; formerly, Chairman of the       -- KEUF; 1993 -- KTEF.
Board and Chief Executive Officer,
Chicago Stock Exchange; Director,
Federal Life Insurance Company;
President of the Members of the
Corporation and Trustee, DePaul
University; Director, Systems
Imagineering, Inc.


---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.


All the nominees, except Messrs. Pierce and Villani, serve as board members of 13 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI, ZKVA or their affiliates serve as investment manager.



Each Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers. The committee of each Fund met three times during each Fund's most recently completed fiscal year. In 1997, KTEF changed fiscal years from June 30 to July 31. The information included in this proxy statement is for KTEF's fiscal year ended June 30, 1997 and does not include information for its short fiscal period (one-month) ended July 31, 1997. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews Board nominees and performs such other tasks as the respective Board assigns. The committee proposed the nominees for election as Board members by the shareholders, and the Board, including the non-interested Board members, concurred. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the applicable Fund.



Each Fund pays Board members who are not "interested persons" of such Fund an annual retainer plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the Board members currently serve as board members of various investment companies for which ZKI, ZKVA or an affiliate serves as investment manager. Board members or officers who are "interested persons" receive no compensation from such Fund. The Board of each Fund met six times during the most recently completed fiscal year. Each then current Board member attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during the most recently completed fiscal year.


The table below shows, for each Board member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's most recently completed fiscal year and the total compensation that the Kemper Funds paid or accrued during calendar year 1996.


                                                                     TOTAL
                                                                  COMPENSATION
                                                                  KEMPER FUNDS
                                                                    PAID TO
    NAME OF BOARD MEMBER       KVF      KHF    KEUF     KTEF    BOARD MEMBERS(2)
    --------------------       ---      ---    ----     ----    ----------------
James E. Akins..............  $6,800   4,500   1,500   17,300        94,300
Arthur R. Gottschalk(1).....   6,900   4,900   1,400   17,600       102,700
Frederick T. Kelsey(1)......   6,800   4,900   1,200   17,300       106,800
Fred B. Renwick.............   6,800   4,500   1,500   17,300        94,300
John B. Tingleff............   6,800   4,500   1,500   17,300        94,300
John G. Weithers............   6,600   4,500   1,500   17,300        94,300


---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund.


(2) Includes compensation for service on the boards of 13 Kemper Funds with 36 fund portfolios. Each Board member currently serves as Board member of 13 Kemper Funds with 41 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms of office indicated, is set forth below.


Daniel J. Bukowski (05/06/63), vice president of KHF since 07/15/97, is senior vice president and director of quantitative research.


Tracy M. Chester (09/27/54), vice president of KTEF since 12/7/94, is senior vice president of ZKI since September 1994; prior thereto, was senior vice president and portfolio manager of investment management company; and prior thereto, managed private accounts.


Philip J. Collora (11/15/45) vice president of KTEF since 02/01/90 and secretary since 03/02/95, and vice president and secretary of KVF since 08/09/95, KHF since 09/16/95 and KEUF since 12/05/95, is senior vice president and assistant secretary of ZKI.



Jerome L. Duffy (06/29/36), treasurer of KTEF since 08/03/88, KVF since 08/09/95, KHF since 09/16/95 and KEUF since 12/05/95, is senior vice president of ZKI.



Thomas H. Forester (12/15/58), vice president of KVF since 07/15/97, is managing director of ZKVA.



Jonathan Kay (09/22/61), vice president of KVF since 07/15/97, is managing director of ZKVA.



William M. Knapp (04/23/61), vice president of KHF since 07/15/97, is first vice president of ZKI.



Charles R. Manzoni, Jr. (01/23/47), vice president of each Fund since 09/04/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas.



John E. Neal (03/09/50), vice president of each Fund since 01/17/96, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, ZKVA and ZKDI.



Steven H. Reynolds (09/11/43), vice president of KTEF and KHF since 11/10/95 and KEUF since 12/05/95, is executive vice president, chief investment officer-equities of ZKI.



Steven T. Stokes (07/18/62) vice president of KVF since 09/04/96, is managing director of ZKVA.



Stephen B. Timbers (08/08/44), president of each Fund since 03/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation; formerly, president and chief operating officer of Kemper Corporation. Mr. Timbers is also Board member of each of the Funds.

Elizabeth C. Werth (10/01/47), assistant secretary of KTEF since 07/26/90, KVF since 08/09/95, KHF since 09/16/95 and KEUF since 12/05/95, is vice president and director of state registrations of ZKI.


The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Boards of the Funds will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS


Set forth in Exhibit B is the number of shares of each Fund owned beneficially by each Board member and nominee as of August 26, 1997.



As of August 26, 1997, no person is known to the Funds to own beneficially more than five percent of the shares of any class of any Fund, except as shown in Exhibit B.


ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for KHF, KEUF and KTEF and Zurich Kemper Value Advisors, Inc. ("ZKVA") is the investment adviser and manager for KVF. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder

Kemper Investments, Inc. ("SKI") and ZKI and ZKVA will be combined with SKI.


As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with ZKI (or ZKVA in the case of KVF). As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between each Fund and SKI is being proposed for approval by shareholders of each Fund. (Depending on the timing of the combination of the Scudder, ZKI and ZKVA organizations, the new investment management agreement may initially be between the Fund and ZKI (or ZKVA in the case of KVF) for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI or ZKVA following the assignment of the current agreement. SKI, ZKI or ZKVA, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit C.


BOARD RECOMMENDATION

The Board of each Fund met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its anticipated effects upon ZKI and ZKVA and the investment management and other services provided to the Funds by ZKI, ZKVA and their affiliates. In addition, the Independent Board members also met separately with counsel on a number of occasions to discuss the Transaction. On September 20, 1997 the Board of each Fund, including a majority of the Board members who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board Evaluation" near the end of this Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Each current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


For the services and facilities furnished, KTEF pays an annual investment management fee for each series (except for KWF-4) of .50 of 1% of average daily net assets of the series. For KWF-4, the Fund pays ZKI .60 of 1% of average daily net assets of the series. Listed below is the annual management fee rate as a percentage of average daily net assets of each series payable under the current management agreement for each of KVF, KHF and KEUF. Exhibit K shows the management fees paid by each Fund for the Fund's most recently completed fiscal year.



     APPLICABLE ASSETS PER SERIES ($000)       KVF   KHF   KEUF
     -----------------------------------       ---   ---   ----
$0 - $250,000................................  .75%  .58%  .75%
$250,000 - $1,000,000........................  .72   .55   .72
$1,000,000 - $2,500,000......................  .70   .53   .70
$2,500,000 - $5,000,000......................  .68   .51   .68
$5,000,000 - $7,500,000......................  .65   .48   .65
$7,500,000 - $10,000,000.....................  .64   .46   .64
$10,000,000 - $12,500,000....................  .63   .44   .63
Over $12,500,000.............................  .62   .42   .62


Each management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. Currently, there are no state expense limitations in effect. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees. The investment management fee and the expense limitation are computed based upon average daily net assets of each series.

Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.


ZKI has acted as investment adviser and manager for KHF, KEUF and KTEF since each Fund commenced public offering of its shares as shown below. ZKVA has acted as investment adviser and manager for KVF since August 24, 1995. Prior thereto, Dreman Value Management, L.P. served as the Fund's investment manager. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the Board members and the shareholders of each series, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.



                                                    APPROVAL OF CURRENT
                                                       AGREEMENT BY           CURRENT
                      COMMENCEMENT     DATE OF    -----------------------    AGREEMENT
                      OF INVESTMENT    CURRENT     BOARD                    CONTINUED BY
        FUND           OPERATIONS     AGREEMENT   MEMBERS    SHAREHOLDERS     BOARD TO
        ----          -------------   ---------   -------    ------------   ------------
KVF
  KCF................    08/24/95(a)  01/04/96    03/11/97   08/01/95(b)      04/01/98
  KDHRF..............    08/24/95(a)  01/04/96    03/11/97   08/01/95(b)      04/01/98
  KSCVF..............    08/24/95(a)  01/04/96    03/11/97   08/01/95(b)      04/01/98
KHF
  KH20P..............    12/29/95     01/04/96    03/11/97   12/28/95(d)      04/01/98
  KH10P..............    12/29/95     01/04/96    03/11/97   12/28/95(d)      04/01/98
  KH5P...............    12/29/95     01/04/96    03/11/97   12/28/95(d)      04/01/98
KEUF.................    05/01/96     04/19/96    03/11/97   04/30/96(c)      04/01/98
KTEF
  KRF-I..............    02/05/90     01/04/96    03/11/97   09/19/95(c)      04/01/98

                                                    APPROVAL OF CURRENT
                                                       AGREEMENT BY           CURRENT
                      COMMENCEMENT     DATE OF    -----------------------    AGREEMENT
                      OF INVESTMENT    CURRENT     BOARD                    CONTINUED BY
        FUND           OPERATIONS     AGREEMENT   MEMBERS    SHAREHOLDERS     BOARD TO
        ----          -------------   ---------   -------    ------------   ------------
  KRF-II.............    09/11/90     01/04/96    03/11/97   09/19/95(c)      04/01/98
  KRF-III............    04/10/92     01/04/96    03/11/97   09/19/95(c)      04/01/98
  KRF-IV.............    01/15/93     01/04/96    03/11/97   09/19/95(c)      04/01/98
  KRF-V..............    11/15/93     01/04/96    03/11/97   09/19/95(c)      04/01/98
  KRF-VI.............    05/01/95     01/04/96    03/11/97   09/19/95(c)      04/01/98
  KRF-VII............    05/01/97     01/04/96    11/19/96   04/30/97(d)      04/01/98
  KWF-4..............    05/03/94     01/04/96    03/11/97   09/19/95(c)      04/01/98


---------------
(a) Date ZKVA assumed investment management.

(b) The current management agreement was last submitted to shareholders for approval in connection with the acquisition of Dreman Value Management, L.P. (the Fund's prior investment manager) by ZKVA and the subsequent acquisition of the parent of ZKVA by Zurich.

(c) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

(d) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., ZKI) immediately prior to the commencement of the public offering of Shares.

SUB-ADVISER--ZIML


KHF, KEUF and KTEF each use the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, UK, ECM4 7RQ, an indirect subsidiary of Zurich and an affiliate of ZKI, with respect to investments in foreign securities pursuant to the sub-advisory agreements between ZKI and ZIML described below. The current sub-advisory agreements are dated December 1, 1996, were last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998.



As with the investment management agreements, the sub-advisory agreements with ZIML will terminate upon consummation of the Transaction. As discussed below, new sub-advisory agreements are proposed for KEUF and KWF-4 (a series of KTEF). (See "Item 4. New Sub-Advisory Agreement with Zurich Investment Management Limited.") For KHF and the other series of KTEF, however, new sub-advisory agreements are not being proposed; rather, it is expected that the investment manager would assume responsibility for the portion of those Fund's assets invested in foreign securities. In addition, as described above, it is expected that ownership of ZIML will be transferred to SKI or to a direct or indirect wholly-owned subsidiary of SKI upon consummation of the Transaction.

Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, ZIML receives from ZKI (not from the Funds) a monthly fee at the annual rate of .35% on the portion of the average daily net assets allocated by ZKI to ZIML for management.

Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund and (b) by the shareholders or the Board. Each Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. No sub-advisory fees were paid by ZKI to ZIML for each Fund's 1996 fiscal year, although in prior fiscal years ZKI has paid ZIML for its services to ZKI with respect to foreign securities investments of certain Funds. For KHF's and KTEF's 1997 fiscal years, ZKI paid ZIML sub-advisory fees as set forth in Exhibit K.


SUB-ADVISER--ZKVA



KHF uses the investment management services of Zurich Kemper Value Advisors, Inc. ("ZKVA") with respect to investments in the value portion of each series of KHF pursuant to the sub-advisory agreement between ZKI and ZKVA described below. ZKVA is a wholly-owned subsidiary of ZKI and is located at 280 Park Avenue, New York, New York 10017. The current sub-advisory agreement is dated January 4, 1996, was approved on December 28, 1995, by ZKI as the initial shareholder, was last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998.


As with the investment management agreements, upon consummation of the Transaction, the sub-advisory agreement with ZKVA will terminate. As discussed below, a new sub-advisory agreement with ZKVA is being proposed. (See "Item 5. New Sub-Advisory Agreement with Zurich Kemper Value Advisors, Inc.") However, it is expected that, upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated, and all ZKVA functions will be provided by SKI.

Under the terms of the Sub-Advisory Agreement, ZKVA manages the value portion of each Fund's portfolio and provides such investment advice, research and assistance as ZKI may, from time to time, reasonably request. For its services, ZKVA receives from ZKI (not from the Fund) a monthly fee at the annual rate of
 .25% on the portion of each Fund's average daily net assets allocated by ZKI to ZKVA.

The Sub-Advisory Agreement provides that ZKVA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its duties or from reckless disregard by ZKVA of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues by its terms from year to year if such continuance is specifically approved at least annually (a) by a majority of Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of KHF, and (b) by the shareholders or the Board of KHF. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by ZKI, ZKVA or the Board of KHF or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment or upon termination of KHF's investment management agreement.


The sub-advisory fees paid by ZKI to ZKVA for the fiscal year ended July 31, 1997 were $23,951, $6,953, and $19,181 for KH20P, KH10P and KH5P, respectively.


SUB-ADVISER--DVM

KDHRF uses the investment management services of Dreman Value Management, L.L.C. ("DVM") pursuant to the sub-advisory agreement between ZKVA and DVM described below. As with the investment management agreements, upon consummation of the Transaction, the sub-advisory agreement with DVM will terminate. As discussed below, a new sub-advisory agreement with DVM is being proposed. (See "Item 6. New Sub-Advisory Agreement with Dreman Value Management, L.L.C.")

The sub-advisory agreement provides that DVM shall manage the investment and reinvestment of the Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of ZKVA and the Board. In connection therewith, the sub-advisory agreement provides that DVM will furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund. Under the sub-advisory agreement, DVM agrees to assume and pay all costs and expenses of performing its obligations under the agreement, and ZKVA agrees to pay to DVM a monthly fee at the following annual rates applied to the average daily net assets of the Fund:

                 APPLICABLE AVERAGE
                  DAILY NET ASSETS
                    (THOUSANDS)                         ANNUAL RATE
                 ------------------                     -----------
$0 - $250,000.......................................     .240 of 1%
$250,000 - $1,000,000...............................     .230 of 1%
$1,000,000 - $2,500,000.............................     .224 of 1%
$2,500,000 - $5,000,000.............................     .218 of 1%
$5,000,000 - $7,500,000.............................     .208 of 1%
$7,500,000 - $10,000,000............................     .205 of 1%
$10,000,000 - $12,500,000...........................     .202 of 1%
Over $12,500,000....................................     .198 of 1%

In addition, ZKVA has guaranteed the following minimum payments to DVM during the following calendar years that DVM serves as sub-adviser: $1.0 million for 1997, $8.0 million in each of 2000, 2001 and 2002.


The sub-advisory agreement is dated July 30, 1997, was approved on July 29, 1997 by shareholders and will remain in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specially approved at least annually and in the manner required by the 1940 Act and the rules and regulations thereunder with the first annual renewal to be coincident with the next renewal of the investment management agreement.


The sub-advisory agreement may be terminated at any time without the payment by the Fund of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by ZKVA, in each case upon sixty
(60) days written notice; and it automatically terminates in the event of its assignment or in the event of the termination of the investment management agreement. ZKVA also has the right to terminate the sub-advisory agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the sub-advisory agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may not terminate the sub-advisory agreement prior to July 30, 2000, and thereafter termination requires ninety (90) days written notice.


The sub-advisory agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by KVF or the Fund in connection with the matters to which the sub-advisory agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement provides that DVM agrees to indemnify and hold harmless ZKVA and KVF against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which ZKVA or KVF may become subject arising out of or based upon the breach or alleged breach by DVM of any provisions of the sub-advisory agreement. Similarly, ZKVA agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach or alleged breach by ZKVA of any provisions of the sub-advisory agreement or the investment management agreement, or any wrongful action or alleged wrongful action by ZKVA or its affiliates in the distribution of KVF's shares, or any wrongful action or alleged wrongful action by KVF other than wrongful action or alleged wrongful action that was caused by the breach by DVM of the provisions of the sub-advisory agreement.

NEW INVESTMENT MANAGEMENT AGREEMENT


The new investment management agreement for each Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for each Fund. SFAC will not charge the Funds for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets at any time, the fees paid may differ. Also, the expense limitation has been deleted because there are no longer any state expense limitations in effect.


The new management agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD EVALUATION

On June 27, 1997, the Board of each Fund was informed of the Transaction. Thereafter, each Board was given extensive information about the Transaction and Scudder. The Boards met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, ZKVA, SKI and the Funds. Throughout the process, the Independent Trustees of each Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Boards met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its effects on the Funds. The Independent Board members also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 20, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of each Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Funds and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, ZKVA, SKI and the Funds. Each Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Boards such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Boards of decisions materially affecting the SKI organization as they relate to the Funds. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Board Members.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Board members, and Zurich has agreed to indemnify each Fund and the Independent Board members for and against any liability and expenses based upon any action or omission by the Independent Board members in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Board members for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Board members in connection with their consideration of the Transaction.

In evaluating each new management agreement, each Board took into account that the fees and expenses payable by each Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. Each Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. Each Board also considered Scudder's representation that the Funds' shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI and ZKVA; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Funds; fall-out benefits to ZKI from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of ZKI; and the potential benefits to ZKI and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered that while Scudder is authorized to pay a commission that is higher than the lowest available in order to receive research assistance, Scudder does not negotiate arrangements pursuant to which Scudder receives specific research products or services in exchange for the expectation that Scudder will direct a specified amount of brokerage commissions to particular broker-dealers.


The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide each Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 20, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW SUB-ADVISORY AGREEMENT
WITH ZURICH INVESTMENT MANAGEMENT LIMITED
(FOR KEUF AND KWF-4 ONLY.)

Zurich Investment Management Limited ("ZIML") is the sub-adviser for KEUF and KWF-4. As noted above, the consummation of the Transaction and the ZIML Transaction each would constitute an "assignment," as defined in the 1940 Act, of each Fund's current sub-advisory agreement with ZIML. As required by the 1940 Act, each current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the ZIML Transaction, a new sub-advisory agreement with ZIML is being proposed for approval by the shareholders of each Fund. The new sub-advisory agreement with ZIML is on the same terms as the current sub-advisory agreement. A vote in favor of Item 4 will approve both the new sub-advisory agreement with ZIML to be effective at the time of the Transaction as well as the sub-advisory agreement with ZIML to be effective at the time of the ZIML Transaction. A copy of the new sub-advisory agreement is attached hereto as Exhibit D.

A new sub-advisory agreement will be dated as of the date of the consummation of the Transaction or the ZIML Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction (or ZIML Transaction), and may continue thereafter from year to year if such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each of the Funds, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose.

BOARD RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR approval of the new sub-advisory agreement with ZIML.

ITEM 5. NEW SUB-ADVISORY AGREEMENT WITH
ZURICH KEMPER VALUE ADVISORS, INC.
(FOR KHF ONLY.)

Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for KHF. As noted above, the consummation of the Transaction would constitute an "assignment," as defined in the 1940 Act, of KHF's current sub-advisory agreement with ZKVA. As required by the 1940 Act, the current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new sub-advisory agreement with ZKVA is being proposed for approval by the shareholders of KHF. The new sub-advisory agreement with ZKVA is on the same terms as the current sub-advisory agreement. A copy of the new sub-advisory agreement is attached hereto as Exhibit E.

The new sub-advisory agreement for each Fund will be dated as of the date of the consummation of the Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction, and may continue thereafter from year to year if such continuance is specifically approved at least annually by vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. It is expected, however, that upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated and all ZKVA functions will be provided by SKI.

BOARD RECOMMENDATION

The Board of KHF recommends that shareholders vote FOR approval of the new sub-advisory agreement with ZKVA.

ITEM 6. NEW SUB-ADVISORY AGREEMENT WITH
DREMAN VALUE MANAGEMENT, L.L.C.
(FOR KDHRF ONLY.)

Dreman Value Management, L.L.C. ("DVM") is the sub-adviser for KDHRF. As noted above, the consummation of the Transaction would constitute an "assignment," as defined in the 1940 Act, of the Fund's investment management agreement with ZKVA. Under the terms of the sub-advisory agreement with DVM, the sub-advisory agreement automatically terminates in the event the investment management agreement is terminated. In anticipation of the Transaction, a new sub-advisory agreement with DVM is being proposed for the approval of KDHRF's shareholders. The new sub-advisory agreement with DVM is on the same terms as the current sub-advisory agreement between ZKVA and DVM. A copy of the new sub-advisory agreement is attached hereto as Exhibit F.

The new sub-advisory agreement will be dated as of the date of the consummation of the Transaction and will be in effect on the same terms as would the current sub-advisory agreement but for the Transaction.

BOARD RECOMMENDATION

The Board of KVF recommends that shareholders vote FOR approval of the new sub-advisory agreement with DVM.

ITEM 7. NEW RULE 12B-1 DISTRIBUTION PLAN
(FOR KVF, KHF AND KEUF ONLY.)
(FOR CLASS B AND CLASS C SHAREHOLDERS ONLY)

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Zurich Kemper Distributors, Inc. ("ZKDI"), acting as principal underwriter and distributor for KVF, KHF and KEUF, distributes each Fund's Class B Shares and Class C Shares pursuant to a Rule 12b-1 Plan.

Consummation of the Transaction may constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Rule 12b-1 Plan, which provides for its automatic termination in the event of its assignment. In anticipation of the Transaction a new Rule 12b-1 Plan is being submitted for shareholder approval of each Fund's Class B and Class C shareholders. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan for each Fund is attached hereto as Exhibit G. NO CHANGE IN FEES IS BEING PROPOSED.

On September 20, 1997, the Board of each Fund, including a majority of the "non-interested" Board members, voted unanimously to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the Class B and Class C shareholders of each Fund at the Meeting, along with a recommendation that they approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a class, it will become effective for that class and will replace the current Rule 12b-1 Plan upon consummation of the Transaction.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit G and this summary is qualified in its entirety by reference to Exhibit G. THE NEW RULE 12B-1 PLAN DESCRIBED BELOW IS ON THE SAME TERMS AS THE CURRENT RULE 12B-1 PLAN FOR EACH FUND.

Under each Fund's Rule 12b-1 Plan, ZKDI receives a distribution fee, payable as an expense of the Class B Shares and the Class C Shares, which ZKDI uses to pay for distribution services for those classes. ZKDI bears all the expenses of providing such services, including the payment of any commissions or distribution fees. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of Fund Shares for sale under the securities laws of the various states, and each Fund bears the expense of registering its Shares with the SEC. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services. (See "Other Information--Underwriter" below.)

CLASS B SHARES. Each Fund's Class B Shares are sold to the public at net asset value with a contingent deferred sales charge ("CDSC"), and automatic conversion to Class A after a specified period of time. ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class B Shares. This fee is accrued daily as an expense of Class B Shares. ZKDI also receives any CDSC. ZKDI currently compensates firms for sales of Class B Shares at a commission rate of 3.75%.


CLASS C SHARES. Each Fund's Class C Shares are sold to the public at net asset value with a CDSC for shares redeemed during the first year following purchase. ZKDI receives a fee from each Fund, payable monthly for as long as the shares are owned, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. ZKDI also receives any CDSC. ZKDI currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of
 .75 of 1% of net assets attributable to Class C Shares maintained and serviced by the firm. A firm becomes eligible for the distribution fee based upon assets in accounts in the month of purchase and the fee continues until terminated by ZKDI or a Fund.



The table below shows, as to the Rule 12b-1 Plan for the Class B Shares and the Class C Shares of each Fund, the date adopted, the date last approved by the board members and the date to which it continues.



                                  CLASS B AND CLASS C RULE 12B-1 PLAN
                              -------------------------------------------
                                DATE        APPROVAL BY          DATE
           FUND               ADOPTED          BOARD         CONTINUED TO
           ----               -------       -----------      ------------
KVF
  KCF.....................    01/04/96       03/11/97          04/01/98
  KDHRF...................    01/04/96       03/11/97          04/01/98
  KSCVF...................    01/04/96       03/11/97          04/01/98
KHF
  KH20P...................    01/04/96       03/11/97          04/01/98
  KH10P...................    01/04/96       03/11/97          04/01/98
  KH5P....................    01/04/96       03/11/97          04/01/98
KEUF......................    05/01/96       03/11/97          04/01/98

The table below shows the distribution fees paid by each Fund to ZKDI for its Class B Shares and Class C Shares for the most recent fiscal year of that Fund.


                        FISCAL    CLASS B RULE 12B-1 PLAN FEES   CLASS C RULE 12B-1 PLAN FEES
        FUND           YEAR END   PAID TO ZKDI BY FUND ($000)    PAID TO ZKDI BY FUND ($000)
        ----           --------   ----------------------------   ----------------------------
KVF
  KCF................  12/31/96               $ 77                            $ 1
  KDHRF..............  12/31/96               $578                            $71
  KSCVF..............  12/31/96               $135                            $36
KHF
  KH20P..............  07/31/97               $149                            $16
  KH10P..............  07/31/97               $141                            $27
  KH5P...............  07/31/97               $ 90                            $14
KEUF.................  11/30/96               $  3                            $ 1


The new Rule 12b-1 Plan will be in effect for an initial term ending on the same date as would the current Rule 12b-1 Plan but for the Transaction and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" Board members, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, ZKDI will prepare reports to the Board of a Fund on a quarterly basis for the Fund's Class B Shares and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.

In approving the new Rule 12b-1 Plan, the Board of each Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would
(i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (ii) facilitate distribution of each Fund's shares, (iii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (iv) permit possible economies of scale through increased Fund size.

BOARD RECOMMENDATION

As a result of its consideration of the foregoing factors, the Board of each Fund voted unanimously to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

ITEM 8. CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A MASTER FUND/FEEDER FUND STRUCTURE [FOR KVF, KHF AND KEUF ONLY.]


For greater investment flexibility, ZKI has recommended that each of KVF, KHF and KEUF make certain changes to its fundamental investment policies to permit the Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The proposed fundamental investment policies are set forth in Exhibit H.


The proposed changes to each Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While each Board has not determined that any Fund should convert to a Master Fund/Feeder Fund Structure at this time, each Board believes it could be in the best interests of some or all Funds at some future date, and in that case the Board could do so without further approval by shareholders.


If the proposed changes in the investment policies are approved by shareholders of a Fund, the Fund's Board could vote at some time in the future to convert that Fund into a Feeder Fund under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)


Under KHF's and KEUF's Declaration of Trust, the affirmative vote of the shareholders of the affected series entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. Under KVF's Articles, the sale or transfer of substantially all of the assets of KVF requires the favorable vote of the holders of a majority of the outstanding shares of stock entitled to vote. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of each Fund's Declaration of Trust or Articles, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 8 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.


By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.



If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the Board.

MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If a Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

Each Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of each Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.


The Board of each Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting conversion, at the Board's discretion, into a Master Fund/Feeder Fund structure.


OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund (except KVF) and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit I.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------

Stephen B. Timbers, Chief Executive    President, Chief Executive
Officer                                Officer and Chief Investment
and Director                           Officer, ZKI
222 South Riverside Plaza
Chicago, Illinois 60606
John E. Neal, Director                 President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II, Director        President, Kemper Retirement
222 South Riverside Plaza              Plans Group
Chicago, Illinois 60606

ZIML. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, is an indirect subsidiary of Zurich. The names, addresses and principal occupations of the principal executive officer and the directors of ZIML are as follows:


          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------

Dennis H. Ferro, Chief Executive       Chief Executive Officer and
Officer and Director                   Managing Director--Equities,
1 Fleet Place                          ZIML
London, U.K. EC4M 7RQ
Gordon K. Johns, Director              Managing Director, ZIML
1 Fleet Place
London, U.K. EC4M 7RQ
Laurence W. Cheng, Director            Member of Corporate Executive
1 Fleet Place                          Board and Chief Investment
London, U.K. EC4M 7RQ                  Officer for Investments and
                                       International Asset Management,
                                       Zurich
Richard D. W. Hass, Director           Finance Director, Compliance
1 Fleet Place                          Officer and Joint Secretary,
London, U.K. EC4M 7RQ                  ZIML


ZKVA. Zurich Kemper Value Advisors, Inc. ("ZKVA"), 280 Park Avenue, New York, New York 10017, the investment manager for KVF, is a wholly-owned subsidiary of ZKI. The names, addresses and principal occupations of the principal executive officer and the directors of ZKVA are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
George Keith, Chief Executive Officer  President and Chief Executive
280 Park Avenue                        Officer, ZKVA
40th Floor
New York, New York 10017
Stephen B. Timbers, Director           President, Chief Executive
222 South Riverside Plaza              Officer and Chief Investment
Chicago, Illinois 60606                Officer, ZKI
John E. Neal, Director                 President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606

DVM. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey, 07701, is the sub-adviser for KDHRF. DVM is controlled by David N. Dreman. Mr. Dreman owns 10% of DVM's shares of beneficial interest but has 100% of the voting control. The remaining 90% equity interest in DVM is held by Cheryl Hershberg and Holly Dreman as trustees of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement. The names, addresses and principal occupations of the principal executive officers of DVM are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
David N. Dreman                        Chairman, DVM.
Three Harding Road
Red Bank, New Jersey 07701
Nelson P. Woodard                      Managing Director, DVM; Research
7 Navesink Court                       Fellow,
Long Branch, New Jersey 07740          Dreman Foundation.
Dorothy Silverman                      Senior Vice President, DVM.
396 Brighton Avenue
Long Branch, New Jersey 07740
Rock Albers                            Senior Vice President, DVM.
4 Lexington Avenue
New York, New York 10010

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Michael M. Hemberger                   Vice President, DVM.
1617 76th Street
North Bergen, New Jersey 07047
Peter B. Seligman                      Vice President, DVM.
9 Post Road
Rumson, New Jersey 07760

DVM does not serve as investment manager or sub-adviser for any investment company (other than for the KDHRF).


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105 is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. For the most recently completed fiscal year IFTC remitted shareholder service fees to ZKSC as set forth in Exhibit K. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.



ADMINISTRATIVE SERVICES. Zurich Kemper Distributors, Inc. ("ZKDI") provides information and administrative services for shareholders of the Funds pursuant to administrative services agreements ("administrative agreements"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays ZKDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Fund (Class A, B and C shares only in the case of KVF, KHF and KEUF). For KTEF, ZKDI then pays each firm a service fee, payable quarterly, at an annual rate of up to .25 of 1% of net assets in the Funds' accounts that it maintains and services. For KVF, KHF and KEUF, with respect to Class A shares, ZKDI pays each firm a service fee, payable quarterly, at an annual rate of up to .25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by ZKDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, however, the administrative services fee payable to ZKDI is based only upon Fund assets in accounts for which there is a firm listed on a Fund's records and it is intended that ZKDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets in accounts for which there is a firm of record. The Board of a Fund may, in the future, approve basing the fee to ZKDI on all Fund assets.

Set forth in Exhibit K are the administrative services fees paid by each Fund to ZKDI during the most recent fiscal year and the effective rate at which each Fund paid administrative services fees. It is anticipated that ZKDI will continue to provide administrative services after consummation of the Transaction.

PRINCIPAL UNDERWRITER--KVF, KHF AND KEUF. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with KVF, KHF and KEUF, ZKDI is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES (KVF, KHF AND KEUF). ZKDI receives no compensation from the Funds as principal underwriter for Class A Shares and pays all expenses of distribution of each Fund's Class A shares not otherwise paid by dealers or other financial services firms. ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.


CLASS B AND C SHARES (KVF, KHF AND KEUF). See Item 7--New Rule 12b-1 Distribution Plan.


CLASS I SHARES (KVF, KHF AND KEUF). Each Fund's Class I Shares are sold at net asset value without a front-end sales load and are not subject to a CDSC, distribution fee or service fee. Class I Shares are offered only for purchase by affiliated employee benefit plans and certain institutional investors.

Set forth in Exhibit K as to each Fund during its most recent fiscal year are the commissions retained by ZKDI and allowed by ZKDI as commissions to financial services firms affiliated with ZKDI.


UNDERWRITER--KTEF. ZKDI is the principal underwriter for the Fund and acts as agent in the offering of the Fund's shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs. Currently, only KRF-VII is being publicly offered.



PORTFOLIO TRANSACTIONS. ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. ZKI and its affiliates share some common research and trading facilities. Zurich Investment Management Limited ("ZIML") is the sub-adviser for KHF, KEUF and KTEF. ZIML is the sub-adviser for other Kemper Funds as well. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the investment manager for KVF and the sub-adviser for KHF. ZKVA is the investment manager and sub-adviser for other Kemper Funds as well. Dreman Value Management L.L.C. ("DVM") is the sub-adviser for KDHRF. (Each of ZKI, ZIML, ZKVA and DVM are referred to as an "Adviser.") At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by an Adviser or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

The Advisers, in effecting purchases and sales of portfolio securities for the account of a Fund, implement the Fund's policy of seeking best execution of orders. The Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and the Advisers and their affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisers and their affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by the Advisers and their affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and the Advisers and their affiliates, although the Advisers are not authorized to pay higher commissions to firms that provide such services, except as described below.



The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses, and the cost attributable to non-research use is paid by the Adviser or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of each Fund, a Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. A Fund could do this if an Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Fund and other clients. Not all such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of the Advisers and their affiliates. The investment management fee paid by a Fund to an Adviser is not reduced because these research services are received.

SKI. It is expected that SKI (including ZKI and ZKVA under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Advisers. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.


Set forth in Exhibit K are the total brokerage commissions paid by each Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information.


SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $25 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.



Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 53 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $5 billion) comprises offshore, variable life insurance and other kinds of funds.


The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit J.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Daniel Pierce, Director                Chairman of the Board and
Two International Place                Managing Director, Scudder
Boston, Massachusetts 02110

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Edmond D. Villani, Chief Executive     President, Chief Executive
Officer and Director                   Officer and Managing Director,
345 Park Avenue                        Scudder
New York, New York 10154
Stephen R. Beckwith, Director          Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director             Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director               Managing Director, Scudder
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director             Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director               Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director            Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director          Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director              Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601
John T. Packard, Director              Managing Director, Scudder
101 California Street
San Francisco, California 94111
Kathryn L. Quirk, Director             Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director            Managing Director, Scudder
345 Park Avenue
New York, New York 10154

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Stephen A. Wohler, Director            Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110

After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Lynn Birdsong, Director                Senior Executive Officer--
345 Park Avenue                        International Operations, SKI
New York, New York 10154
Lawrence Cheng, Director               Member of Corporate Executive
Mythenquai 2                           Board and Chief Investment
8002 Zurich, Switzerland               Officer for Investments and
                                       International Asset Management,
                                       Zurich
Steven Gluckstern, Director            Member of Corporate Executive
Mythenquai 2                           Board and responsible for
8002 Zurich, Switzerland               Reinsurance, Structured Finance,
                                       Capital Market Products and
                                       Strategic Investments, Zurich
Rolf Hueppi, Director                  Chairman and Chief Executive
Mythenquai 2                           Officer, Zurich; Chairman of
8002 Zurich, Switzerland               Board of Directors, SKI
Markus Rohrbasser, Director            Chief Financial Officer and
Mythenquai 2                           Member of Corporate Executive
8002 Zurich, Switzerland               Board, Zurich
Cornelia Small, Director               Senior Executive Officer--
345 Park Avenue                        Investment Management, SKI
New York, New York 10154
Edmond Villani, Chief Executive        Chief Executive Officer, SKI
Officer and Director
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of each Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

The Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of such Fund at the Meeting; no shares have cumulative voting rights.


Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as Board members for such Fund and FOR Items 2, 3, 4 (if applicable), 5 (if applicable), 6 (if applicable), 7 (if applicable) and 8 (if applicable). Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of Board members) requires a plurality vote of the shares of each Fund. This means that the eight nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter. Item 3 (approval of new investment management agreement), Item 4 (approval of new sub-advisory agreement with ZIML), Item 5 (approval of new sub-advisory agreement with ZKVA), Item 6 (approval of new sub-advisory agreement with DVM, and Item 7 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 8 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of more than 50% of shares of the Fund. If an Item is not approved, the Board would consider appropriate action.


On Items 1 and 2, each Fund will vote in the aggregate and not by series or class. On Item 3, KEUF will vote separately and, in the case of KVF, KHF and KTEF, each series will vote separately. On Item 4, KEUF and KWF-4 will vote separately. On Item 5, each series of KHF will vote separately. On Item 6, KDHRF will vote separately. On Item 7, the Class B Shares and the Class C Shares of each applicable Fund (or in the case of KVF and KHF, of each series) will vote separately. On Item 8, KEUF will vote separately and, for KVF and KHF, each series will vote separately.

The Declaration of Trust of KHF, KEUF and KTEF each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. The By-Laws of KVF provide that a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of KVF entitled to vote at such meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund (or if less than a majority of the outstanding shares of KVF entitled to vote) were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4, 5, 6, 7 and 8 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees or Board of Directors, Philip J. Collora
Secretary

                                 EXHIBIT INDEX


Shares Issued and Outstanding as of September 22,
  1997..............................................    Exhibit A
Shareholdings.......................................    Exhibit B
  (Board Members and Officers)
  (Holders of More than 5% of any Class of a Fund's
  Shares)
Form of Investment Management Agreement.............    Exhibit C
Form of Sub-Advisory Agreement with Zurich
  Investment Management Limited.....................    Exhibit D
Form of Sub-Advisory Agreement with Zurich Kemper
  Value Advisors, Inc...............................    Exhibit E
Form of Sub-Advisory Agreement with Dreman Value
  Management, L.L.C.................................    Exhibit F
Form of Underwriting and Distribution Services
  Agreement.........................................    Exhibit G
Proposed Fundamental Investment Policies............    Exhibit H
Kemper Funds Net Assets and Management Fees.........    Exhibit I
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc..........    Exhibit J
Fees and Expenses...................................    Exhibit K

                                                                       EXHIBIT A

             SHARES ISSUED AND OUTSTANDING AS OF SEPTEMBER 22, 1997


        FUND              CLASS A*        CLASS B       CLASS C      CLASS I
        ----              --------        -------       -------      -------
KVF
  KCF................      4,544,808      3,145,418       262,185          --
  KDHRF..............     36,715,366     34,147,408     5,715,516     846,948
  KSCVF..............     30,260,904     16,378,914     3,871,876     714,754
KHF
  KH20P..............      2,072,412      2,632,039       330,876      66,750
  KH10P..............      2,375,238      2,597,158       529,748      35,845
  KH5P...............      1,127,199      1,419,083       315,402      12,604
KEUF.................        678,838        745,451        57,394          --
KTEF
  KRF-I..............      9,661,499             --            --          --
  KRF-II.............     12,592,045             --            --          --
  KRF-III............     11,016,499             --            --          --
  KRF-IV.............     11,831,951             --            --          --
  KRF-V..............     12,338,544             --            --          --
  KRF-VI.............      6,223,490             --            --          --
  KRF-VII............        715,376             --            --          --
  KWF-4..............      2,990,911             --            --          --

---------------

* The shares of KTEF are not divided into separate classes.

                                                                       EXHIBIT B

                                 SHAREHOLDINGS


BOARD MEMBERS AND OFFICERS. Set forth below is the number of shares of each Fund owned beneficially by each Board member and nominee as of August 26, 1997. Also shown is the number of shares owned beneficially by the board members and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each class of KEUF or any series of KVF or KHF, or of each series of KTEF. All shares shown are Class A Shares unless otherwise noted:



                                                                                                                    BOARD AND
                                                                                                                  OFFICERS AS A
        FUND          AKINS    GOTTSCHALK   KELSEY   PIERCE   RENWICK   TINGLEFF   TIMBERS   VILLANI   WEITHERS       GROUP
        ----          -----    ----------   ------   ------   -------   --------   -------   -------   --------   -------------
KVF
 KCF.................      0     1,195         0        0       119       739      13,708       0        235          16,588
 KDHRF............... 15,176     1,239         0        0       109       264       9,955       0        216         107,733(a)
 KSCVF...............  5,285     1,350         0        0       109       375       8,317       0        218          69,098(b)
KHF
 KH20P...............      0         0         0        0         0         0           0       0          0          24,166(c)
 KH10P...............      0         0         0        0         0       486           0       0        206             691
 KH5P................      0         0         0        0         0         0           0       0          0               0
KEUF.................      0         0         0        0         0       469       4,410       0          0          45,929
KTEF
 KRF-I...............      0         0         0        0         0         0           0       0          0               0
 KRF-II..............      0         0         0        0         0         0           0       0          0               0
 KRF-III.............      0         0         0        0         0         0           0       0          0           3,640
 KRF-IV..............      0         0         0        0         0         0           0       0          0               0
 KRF-V...............      0         0         0        0         0       620           0       0        249             869
 KRF-VI..............      0         0         0        0         0         0           0       0          0               0
 KRF-VII.............      0         0         0        0         0         0           0       0          0               0
 KWF-4...............      0         0         0        0         0       508           0       0        222             730


-------------------------

(a) Includes 51,646 Class I Shares which constitute 6.01% of all Class I Shares.



(b) Includes 43,727 Class I Shares which constitute 6.91% of all Class I Shares.



(c) The 24,166 Class I Shares constitute 35.11% of all Class I Shares.

HOLDERS OF MORE THAN 5% OF ANY CLASS OF A FUND'S SHARES. As of August 26, 1997, no person is known to the Funds to own beneficially more than five percent of the Shares of any class of any Fund except as shown below.



                                                       NUMBER
         FUND                 NAME AND ADDRESS        OF SHARES   % OF CLASS
         ----                 ----------------        ---------   ----------
KEUF--Class C.........  Zurich Kemper Investments        5,902       10.99
                        Attn: Julius Gapuz
                        Accounting Control 31st Fl.
                        222 S. Riverside Plaza
                        Chicago, IL 60606
                        NFSC FEBO # APX-726710
                        NFSC/FMTC IRA Rollover           5,425       10.10
                        FBO Carole Sue Crenshaw
                        1604 Cherokee Place
                        Bartlesville, OK 74003
                        John E. Susong
                        c/o Pension Consulting Svcs.     3,099        5.77
                        7181 Chagrin Rd.
                        Chagrin Falls, OH 44023
                        Dain Bosworth Inc. FBO
                        Lancaster Ventures LLC           4,606        8.57
                        Attn: Joseph J. Kerrigan
                        PO Box 6368
                        Lincoln, NE 68506
                        William H. Hines, TTEE
                        William H. Hines M/P Pen.        2,850        5.30
                        Plan
                        5720 Chandler Dr.
                        Baton Rouge, LA 70808
KH20P--Class I........  Zurich Kemper                   69,009      100.00
                        Retirement Plans
                        811 Main St.
                        Kansas City, MO 64105
KH10P--Class A........  Lees Summit Clinic P/S         134,753        5.82
                        Lees Summit Clinic TTEE
                        FBO Herbert A. Dempsey
                        806 NE Chesnut Street
                        Lees Summit, MO 64086
KH10P--Class I........  Zurich Kemper                   35,986      100.00
                        Retirement Plans
                        811 Main St.
                        Kansas City, MO 64105

                                                       NUMBER
         FUND                 NAME AND ADDRESS        OF SHARES   % OF CLASS
         ----                 ----------------        ---------   ----------
KH5P--Class C.........  Investors Fiduciary Tr. Co.     25,603        8.49
                        Tr.
                        IRA r/o Micaela Delgado
                        720 President St.
                        Brooklyn, NY 11215
                        Rogers Petroleum
                        Company                         27,609        9.16
                        8511 141st Street Ct. W.
                        Saint Paul, MN 55124
                        Dodge Warren & Peters Inc.
                        401k                            38,289       12.70
                        Warren/Dodge/Collinge
                        TTEES
                        FBO Neil S. Dodge
                        3625 Del Amo Blvd., Ste. 300
                        Torrance, CA 90503
KH5P--Class I.........  Zurich Kemper                   12,552      100.00
                        Retirement Plans
                        811 Main St.
                        Kansas City, MO 64105
KDHRF--Class I........  Zurich Kemper                  855,942      100.00
                        Retirement Plans
                        811 Main St.
                        Kansas City, MO 64105
KSCVF--Class I........  Zurich Kemper                  640,087      100.00
                        Retirement Plans
                        811 Main St.
                        Kansas City, MO 64105

                                                                       EXHIBIT C

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT*

                                [NAME OF TRUST]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

[Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest, par value $ per share, (the "Shares") in separate series, or funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to

---------------

* For KVF, any reference to a Trust, Trustees, Declaration of Trust or similar phrases related to a Massachusetts business trust will be deemed a reference to a Corporation, Directors, Articles of Incorporation or similar phrases related to a Maryland corporation.

time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated               , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated                     , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the
average of such values exceeds $          , the fee payable for that month based
on the portion of the average of such values in excess of $          shall be
1/12 of
of 1 percent of such portion;] [and provided that, for any calendar month during
which the average of such values exceeds $          , the fee payable for that
month based on the portion of the average of such values in excess of
$          shall be 1/12 of           of 1 percent of such portion;] [SEE PAGE
15 OF PROXY STATEMENT FOR EACH FUND'S MANAGEMENT FEE] over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.


The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until                , 19  , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. [Not applicable for KVF.] The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              [Name of Trust], on behalf of
                              Kemper                Fund

                              By:
                                 ----------------------------

                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:
                                 ----------------------------

                                  President

                                                                       EXHIBIT D

                         FORM OF SUB-ADVISORY AGREEMENT
                   WITH ZURICH INVESTMENT MANAGEMENT LIMITED

AGREEMENT made this      day of                , 199 , by and between SCUDDER
KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH INVESTMENT MANAGEMENT LIMITED, an English corporation (the "Sub-Adviser").

WHEREAS, [Name of Fund], a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund's sole series (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under Management Agreement.

The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.


3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory fee computed at an annual rate of .35% of that portion of the average daily net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.


For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until
               , 199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty
(60) days written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                 SCUDDER KEMPER
                                 INVESTMENTS, INC.

                                 By:
                                      --------------------------
                                 Title:
                                        ------------------------

                                 ZURICH INVESTMENT
                                 MANAGEMENT LIMITED

                                 By:
                                      --------------------------

                                 Title:
                                        ------------------------

                                                                       EXHIBIT E

                         FORM OF SUB-ADVISORY AGREEMENT
                    WITH ZURICH KEMPER VALUE ADVISORS, INC.

AGREEMENT made this day      of                , 199 , by and between SCUDDER
KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH KEMPER VALUE ADVISORS, INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, KEMPER HORIZON FUND, a Massachusetts business trust (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of each series of which are registered under the Securities Act of 1933;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated
               , 199 (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of each series of the Fund allocated to the Sub-Adviser by the Adviser for management and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management in accordance with the applicable investment objectives and policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser, and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives or generates are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that the Fund establishes one or more additional series with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such series shall become subject to this agreement.

3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser at the end of each calendar month, a sub-advisory fee computed at an annual rate of .25 of 1% of the portion of the average daily net assets of each series allocated by the Adviser to the Sub-Adviser for management.

The fee as computed above shall be computed separately for, and charged as an expense of, each series of the Fund based upon the average daily net assets of such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund shall be calculated in accordance with the provisions of the Fund's prospectus or as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of
the Fund on the date hereof and shall remain in full force until               ,
199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepared, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                       SCUDDER KEMPER
                                       INVESTMENTS, INC.

                                       By:
                                           -------------------------

                                       Title:
                                              ----------------------


ATTEST:

--------------------------------

Title:
--------------------------------

                                       ZURICH KEMPER VALUE
                                       ADVISORS, INC.

                                       By:
                                           -------------------------


                                       Title:
                                           -------------------------

ATTEST:

--------------------------------

Title:
--------------------------------

                                                                       EXHIBIT F


                                    FORM OF
                             SUB-ADVISORY AGREEMENT



AGREEMENT made this     day of           , 1997, by and between ZURICH KEMPER
VALUE ADVISORS, INC., formerly known as DREMAN VALUE ADVISORS, INC., a Delaware corporation (the "Adviser") and Dreman Value Management, L.L.C., formerly known as Contrarian Investment Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser").



WHEREAS, KEMPER VALUE FUND, INC., formerly known as KEMPER-DREMAN FUND, INC., a Maryland corporation (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");



WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund, including the series known as the Kemper-Dreman High Return Equity Fund (the "High Return Series"), pursuant to an Investment Management Agreement (the "Management Agreement"); and



WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the High Return Series and the Sub-Adviser is willing to render such services;



NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:



1. APPOINTMENT OF SUB-ADVISER.



(a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the High Return Series in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Directors of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the High Return Series account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the High Return Series to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the High Return Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the High Return Series best execution of orders. Subject to such policies as the Board of Directors of the Fund determines and subject to satisfying the requirements of Section 28(e) of the

Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the High Return Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the High Return Series and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.



(b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the High Return Series, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the High Return Series or the Adviser in any way or otherwise be deemed an agent of the Fund, the High Return Series or the Adviser.



(c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the High Return Series and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.



(d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the High Return Series.



(e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.



(f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the High Return Series as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Directors such periodic and special reports with respect to the High Return Series as the Adviser or the Board of Directors may reasonably request, including statistical information with respect to the High Return Series's securities.



(g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.



(h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.



(i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the High Return Series.

(j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.



(k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Directors of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.



2. COMPENSATION.



For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the High Return Series.



For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.



The Adviser further agrees that notwithstanding Appendix A the minimum amounts payable to Sub-Adviser during the following calendar years that Sub-Adviser serves under this Agreement shall be $1.0 million in 1997 and $8 million in each of 2000, 2001, and 2002 for services rendered during each of those years. The payments, if any, made under the foregoing sentence shall be made by January 15 of the year immediately following the calendar year to which such payment relates.



3. NET ASSET VALUE. The net asset value for the High Return Series shall be calculated as the Board of Directors of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the High Return Series shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.



4. DURATION AND TERMINATION.



(a) This Agreement shall become effective with respect to the High Return Series on the date hereof and shall remain in full force until

December 31, 2002, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through December 31, 2002, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.



(b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.



(c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the High Return Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the High Return Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.



(d) Sub-Adviser may not terminate this Agreement prior to July 30, 2000. Sub-Adviser may terminate this Agreement effective on or after July 30, 2000 upon ninety (90) days written notice to the Adviser.



(e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.



(f) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 2 earned prior to such termination.



(g) The provisions of Section 9 shall survive the termination of this Agreement.



5. REPRESENTATIONS AND WARRANTIES. The Sub-Adviser hereby represents and warrants as follows:



(a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;



(b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and



(d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the High Return Series of which the Sub-Adviser has knowledge (the "Sub-Adviser and High Return Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.



6. COVENANTS. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:



(a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;



(b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;



(c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Directors, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Directors of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;



(d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and High Return Information; and

(e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.



7. USE OF NAMES.



(a) The Sub-Adviser acknowledges and agrees that the names Kemper Value Fund, Kemper, and Zurich, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Kemper Value Fund, Kemper and Zurich, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Kemper Value Fund, Kemper, Zurich, or Kemper-Dreman High Return Equity Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Kemper-Dreman High Return Equity Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the High Return Series, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.



(b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the High Return Series is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the High Return Series pursuant to the terms of this Agreement.



(c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the High Return Series for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the High Return Series name and in connection with accurately describing the activities of the High Return Series, including use with marketing and other promotional and informational material relating to the High Return Series. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the

High Return Series, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the High Return Series or for any other commercial purpose (other than the right to refer to the High Return Series's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.



(d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.



8. STANDARD OF CARE. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the High Return Series or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.



9. INDEMNIFICATIONS.



(a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund and their affiliates, directors, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, High Return Series's, and Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.



(b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.



(c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying part of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.



10. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.



11. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.



12. GOVERNING LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.



13. MISCELLANEOUS.



(a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.



(b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.



(c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.



                                 ZURICH KEMPER VALUE ADVISORS, INC.

                                 By:
                                      -------------------------
                                 Title:
                                        -----------------------

                                 DREMAN VALUE MANAGEMENT, L.L.C.

                                 By:
                                      -------------------------
                                 Title:
                                        -----------------------

                                   APPENDIX A
                     INVESTMENT MANAGEMENT SUBADVISORY FEE



   APPLICABLE AVERAGE
    DAILY NET ASSETS
       (THOUSANDS)              ANNUAL RATE
   ------------------           -----------
 $         0-$   250,000        .240 of 1%
 $   250,000-$ 1,000,000        .230 of 1%
 $ 1,000,000-$ 2,500,000        .224 of 1%
 $ 2,500,000-$ 5,000,000        .218 of 1%
 $ 5,000,000-$ 7,500,000        .208 of 1%
 $ 7,500,000-$10,000,000        .205 of 1%
 $10,000,000-$12,500,000        .202 of 1%
        Over $12,500,000        .198 of 1%

                                                                       EXHIBIT G

                            FORM OF UNDERWRITING AND
                       DISTRIBUTION SERVICES AGREEMENT**

AGREEMENT made this day of                     , 199 , between KEMPER
                    , a Massachusetts business trust (the "Fund"), and ZURICH KEMPER DISTRIBUTORS, INC., a Delaware corporation ("ZKDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints ZKDI to act as agent for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which ZKDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund. ZKDI shall appoint various financial service firms ("Firms") to provide distribution services to investors. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and distribution services to existing and potential clients of the Firms. ZKDI may also provide some of the above services for the Fund.

ZKDI accepts such appointment as distributor and principal underwriter and agrees to render such services and to assume the obligations herein set forth for the compensation herein provided. ZKDI shall for all purposes herein provided be deemed to be an independent contractor and, unless expressly provided herein or otherwise authorized, shall have no authority to act for or represent the Fund in any way. ZKDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of ZKDI to the Fund under this Agreement are not to be deemed exclusive, and ZKDI shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

---------------

** For KVF, any reference to a Trust, Trustees, Declaration of Trust or similar phrases related to a Massachusetts business trust will be deemed a reference to a Corporation, Directors, Articles of Incorporation or similar phrases related to a Maryland corporation.

In carrying out its duties and responsibilities hereunder, ZKDI will, pursuant to separate written contracts, appoint various Firms to provide advertising, promotion and other distribution services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by ZKDI and not the Fund.

ZKDI shall use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund.

2. ZKDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement (and related prospectus) of the Fund under the Securities Act, as ZKDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, ZKDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have selling group agreements.

Shares of any class of any series of the Fund offered for sale or sold by ZKDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus. The price the Fund shall receive for all shares purchased from it shall be the net asset value used in determining the public offering price applicable to the sale of such shares. Any excess of the sales price over the net asset value of the shares of the Fund sold by ZKDI as agent shall be retained by ZKDI as a commission for its services hereunder. ZKDI may compensate Firms for sales of shares at the commission levels provided in the Fund's prospectus from time to time. ZKDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as ZKDI shall determine from time to time. ZKDI shall be entitled to receive and retain any applicable contingent deferred sales charge as described in the Fund's prospectus. ZKDI shall also receive any distribution services fee payable by the Fund as provided in Section 8 hereof.

ZKDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price or net asset value, as applicable, of the Fund's shares, and neither ZKDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as ZKDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information that may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as ZKDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to ZKDI from time to time such information with respect to the Fund and its shares as ZKDI may reasonably request for use in connection with the sale of shares of the Fund.

5. ZKDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it pursuant to this agreement as may be required. At or prior to the time of issuance of shares, ZKDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as ZKDI may specify.

6. ZKDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. ZKDI will not make, or authorize Firms or others to make (a) any short sales of shares of the Fund; or (b) any sales of such shares to any trustee or officer of the Fund or to any officer or director of ZKDI or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Fund, or to any corporation or association, unless such sales are made in accordance with the then current prospectus relating to the sale of such shares. ZKDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, ZKDI will in all respects conform to the requirements of all state and federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by ZKDI or any employee, representative or agent of ZKDI. ZKDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the

Investment Company Act of 1940, notice of which shall have been given to ZKDI) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of ZKDI hereunder.

7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by ZKDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) of any registration of the Fund and its shares under the United States securities laws and expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. ZKDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with ZKDI) incident to the sale and distribution of the shares issued or sold hereunder, including, without limiting the generality of the foregoing, all (a) expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement or prospectus, report or other communication to shareholders in their capacity as such), (b) expenses of advertising in connection with such offering and (c) expenses (other than the Fund's auditing expenses) of qualifying or continuing the qualification of the shares for sale and, in connection therewith, of qualifying or continuing the qualification of the Fund as a dealer or broker under the laws of such states as may be designated by ZKDI under the conditions herein specified. No transfer taxes, if any, which may be payable in connection with the issue or delivery of shares sold as herein contemplated or of the certificates for such shares shall be borne by the Fund, and ZKDI will indemnify and hold harmless the Fund against liability for all such transfer taxes.

8. For the services and facilities described herein in connection with Class B shares and Class C shares of each series of the Fund, the Fund will pay to ZKDI at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class B shares and Class C shares of each such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The foregoing fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by ZKDI under Section 2 hereof.

The net asset value shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any class of any series of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last previous day on which such calculation was made. The distribution services fee for any class of a series of the Fund shall be based upon average daily net assets of the series attributable to the class and such fee shall be charged only to such class.

9. ZKDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis in connection with the Fund's distribution plan for Class B shares and Class C shares showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

10. To the extent applicable, this Agreement constitutes the plan for the Class B shares and Class C shares of each series of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940; and this Agreement and plan shall be approved and renewed in accordance with Rule 12b-1 for such Class B shares and Class C shares separately.

This Agreement shall become effective on the date hereof and shall continue
until                     , 199 ; and shall continue from year to year
thereafter only so long as such continuance is approved in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by ZKDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any class of any series of the Fund by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or (iii) a majority of the outstanding voting securities of the class. Without prejudice to any other remedies of the Fund, the Fund may terminate this Agreement at any time immediately upon ZKDI's failure to fulfill any of its obligations hereunder.

This Agreement may not be amended to increase the amount to be paid to ZKDI by the Fund for services hereunder with respect to a class of any series of the Fund without the vote of a majority of the outstanding voting securities of such class. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of ZKDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. ZKDI will not use or distribute, or authorize the use, distribution or dissemination by Firms or others in connection with the sale of Fund shares any statements other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under federal and state securities laws and regulations. ZKDI will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. [Not applicable for KVF.] All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust, and all amendments thereto, all of which are on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by ZKDI for recovery of any liability of the Fund arising hereunder allocated to a particular series or class, whether in accordance with the express terms hereof or otherwise, ZKDI shall have recourse solely against the assets of that series or class to satisfy such claim and shall have no recourse against the assets of any other series or class for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and ZKDI have caused this Agreement to be executed as of the day and year first above written.

                                          [FUND]

                                          By:
                                               --------------------------
                                          Title:
                                                  -----------------------
ATTEST:


-------------------------

Title:
        ----------------
                                          ZURICH KEMPER
                                          DISTRIBUTORS, INC.

                                          By:
                                               --------------------------

                                          Title:
                                                 ------------------------

ATTEST:


-------------------------

Title:
        ----------------

                                                                       EXHIBIT H

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to each Fund or their individual Portfolios. The proposed additions are underlined.

The Fund or Portfolio may not:

KVF:

"Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities collectively ("U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of each Fund's total assets may be invested without regard to these limitations, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Engage in the business of underwriting securities issued by others, except that each Fund may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

KHF:

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of its assets would be invested in securities of that issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase more than 10% of any class of voting securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

KEUF:

"With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase more than 10% of any class of voting securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Concentrate 25% or more of the Fund's total assets in any one industry, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE

INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. Government or its agencies or instrumentalities."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. The Fund may buy and sell securities outside of the United States which are not registered with the Securities and Exchange Commission or marketable in the United States."

                                                                       EXHIBIT I


                  KEMPER FUNDS NET ASSETS AND MANAGEMENT FEES



                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Technology Fund................       $1,063             A
Kemper Total Return Fund..............        3,021             A
Kemper Growth Fund....................        2,738             A
Kemper Small Capitalization Equity
  Fund................................          934             F
Kemper Income and Capital Preservation
  Fund................................          573             B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund.......        3,322             C
  2. Kemper Intermediate Municipal
     Bond Fund........................           22             B
Kemper Diversified Income Fund........          779             A
Kemper High Yield Series
  1. Kemper High Yield Fund...........        4,097             A
  2. Kemper High Yield Opportunity
     Fund.............................           --             L
Kemper U.S. Government Securities
  Fund................................        4,163             C
Kemper International Fund.............          472             D
Kemper International Bond Fund........           26             D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund.............................        1,008             B
  2. Kemper New York Tax-Free Income
     Fund.............................          286             B
  3. Kemper Florida Tax-Free Income
     Fund.............................          104             B
  4. Kemper Texas Tax-Free Income
     Fund.............................           12             B
  5. Kemper Ohio Tax-Free Income
     Fund.............................           39             B
  6. Kemper Michigan Tax-Free Income
     Fund.............................            3             B
  7. Kemper New Jersey Tax-Free Income
     Fund.............................            5             B
  8. Kemper Pennsylvania Tax-Free
     Income Fund......................            6             B

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund........       $  208             E
  2. Kemper U.S. Mortgage Fund........        2,960             B
  3. Kemper Short-Intermediate
     Government Fund..................          204             B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund...........           78             D
  2. Kemper-Dreman High Return Equity
     Fund.............................          738             D
  3. Kemper Small Cap Value Fund......          273             D
Kemper Adjustable Rate U.S. Government
  Fund................................           82             B
Kemper Blue Chip Fund.................          256             A
Kemper Global Income Fund.............          132             D
Kemper Value+Growth Fund..............           39             I
Kemper Quantitative Equity Fund.......            5             A
Kemper Asian Growth Fund..............            2             J
Kemper Europe Fund....................            4             D
Kemper Aggressive Growth Fund.........           --             F
Zurich Money Funds
  1. Zurich Money Market Fund.........        4,362             G
  2. Zurich Government Money Fund.....          671             G
  3. Zurich Tax-Free Money Fund.......          771             G
Zurich YieldWise Money Fund...........          245             G
Cash Equivalent Fund
  1. Money Market Portfolio...........          971             H
  2. Government Securities
     Portfolio........................          404             H
  3. Tax-Exempt Portfolio.............          445             H
Tax-Exempt California Money Market
  Fund................................          119             H
Cash Account Trust
  1. Money Market Portfolio...........          585             H
  2. Government Securities
     Portfolio........................          545             H
  3. Tax-Exempt Portfolio.............          221             H
Investors Cash Trust
  1. Government Securities
     Portfolio........................          169             K
  2. Treasury Portfolio...............           63             K

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund............................           --             H
   2. Investors New Jersey Municipal
      Cash Fund.......................           --             H
   3. Investors Pennsylvania Municipal
      Cash Fund.......................           --             H
   4. Tax-Exempt New York Money Market
      Fund............................           61             H
Kemper High Income Trust..............          215           0.85%
Kemper Intermediate Government
  Trust...............................          269           0.80%
Kemper Municipal Income Trust.........          466           0.55%
Kemper Multi-Market Income Trust......          220           0.85%
Kemper Strategic Municipal Income
  Trust...............................          128           0.60%
The Growth Fund of Spain, Inc.........          264           1.00%
Kemper Strategic Income Fund..........           53           0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio....           63             A
   2. Kemper Horizon 10+ Portfolio....           63             A
   3. Kemper Horizon 5 Portfolio......           31             A
Investors Fund Series
   1. Kemper Money Market Portfolio...           71           0.50%
   2. Kemper Total Return Portfolio...          697           0.55%
   3. Kemper High Yield Portfolio.....          289           0.60%
   4. Kemper Growth Portfolio.........          487           0.60%
   5. Kemper Government Securities
      Portfolio.......................           84           0.55%
   6. Kemper International
      Portfolio.......................          163           0.75%
   7. Kemper Small Cap Growth
      Portfolio.......................           69           0.65%
   8. Kemper Investment Grade Bond
      Portfolio.......................            2           0.60%
   9. Kemper Value Portfolio..........           21           0.75%
  10. Kemper Small Cap Value
     Portfolio........................           13           0.75%
  11. Kemper Value+Growth Portfolio...           10           0.75%
  12. Kemper Horizon 20+ Portfolio....            4           0.60%
  13. Kemper Horizon 10+ Portfolio....            6           0.60%
  14. Kemper Horizon 5 Portfolio......            3           0.60%
  15. Kemper Blue Chip Portfolio......           --           0.65%
  16. Kemper Global Income
     Portfolio........................           --           0.75%

                                                 TOTAL NET ASSETS*   MANAGEMENT
                     FUND                           (MILLIONS)          FEE**
-----------------------------------------------  -----------------  -------------
Kemper Target Equity Fund
   1. Kemper Retirement Fund Series I..........            117          0.50%
   2. Kemper Retirement Fund Series II.........            173          0.50%
   3. Kemper Retirement Fund Series III........            127          0.50%
   4. Kemper Retirement Fund Series IV.........            136          0.50%
   5. Kemper Retirement Fund Series V..........            137          0.50%
   6. Kemper Retirement Fund Series VI.........             73          0.50%
   7. Kemper Retirement Fund Series VII........              5          0.50%
   8. Kemper Worldwide 2004 Fund...............             36          0.60%


---------------

  * Total Net Assets, in millions, as of the most recent fiscal year end.


 ** Scheduled annual management fees payable to ZKI or its affiliates as a percentage of average daily net assets.



(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.



(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses of the Intermediate Municipal, Michigan, New Jersey and Pennsylvania Funds.



(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.



(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.



(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index, which may result in a total fee ranging from .35 of 1% to .95 of 1% for the Small Capitalization Equity Fund, or .45 of 1% to .85 of 1% for the Aggressive Growth Fund.



(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on all of the series of Zurich Money Funds in the aggregate). ZKI has agreed to temporarily reduce its management fee to 0% for the Zurich YieldWise Money Fund and reimburse or pay 100% of the Fund's other operating expenses for a period of at least six months from April 17, 1997.



(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (in the case of Cash Equivalent Fund, on the Money Market and Government Securities Portfolios in the aggregate and on the Tax-Exempt Portfolio individually, and, in the case of Cash Account Trust, on all of the series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. Also, ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that total operating expenses exceed .80% of average daily net assets of the New York Fund and .90% of each of the Florida, New Jersey and Pennsylvania Funds.



(I) .72 of 1% of the first $250 million, .69 of 1% of the next $750 million, .66 of 1% of the next $1.5 billion, .64 of 1% of the next $2.5 billion, .60 of 1% of the next $2.5 billion, .58 of 1% of the next $2.5 billion, .56 of 1% of the next $2.5 billion, and .54 of 1% thereafter.



(J) .85 of 1% of the first $250 million, .82 of 1% of the next $750 million, .80 of 1% of the next $1.5 billion, .78 of 1% of the next $2.5 billion, .75 of 1% of the next $2.5 billion, .74 of 1% of the next $2.5 billion, .73 of 1% of the next $2.5 billion, and .72 of 1% thereafter. ZKI has agreed to a reduction of its management fee by .25% until the earlier of May 1, 1997 or the date the Fund's net assets reach $100 million.

(K) .15% of average daily net assets. ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses of each portfolio to the extent that such expense exceeds .25% of average daily net assets of the portfolio.



(L) .65 of 1% of the first $250 million, .62 of 1% of the next $750 million, .60 of 1% of the next $1.5 billion, .58 of 1% of the next $2.5 billion, .55 of 1% of the next $2.5 billion, .53 of 1% of the next $2.5 billion, .51 of 1% of the next $2.5 billion and .49 of 1% thereafter.

                                                                       EXHIBIT J


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
MONEY MARKET
 Scudder U.S. Treasury     Safety, liquidity, and  0.500% of           $  398,597,054
   Money Fund              stability of capital    net assets+
                           and, consistent
                           therewith, current
                           income.
 Scudder Cash Investment   Stability of capital    0.500% to           $1,430,623,516
   Trust                   while maintaining       $250 million
                           liquidity of capital    0.450% next
                           and providing current   $250 million
                           income from money       0.400% next
                           market securities.      $500 million
                                                   0.350%
                                                   thereafter+
 Scudder Money Market      High level of current   0.250% of           $  384,509,425**
   Series                  income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing in a
                           broad range of
                           short-term money
                           market instruments.
 Scudder Government Money  High level of current   0.250% of           $   36,794,563**
   Market Series           income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing
                           exclusively in
                           obligations issued or
                           guaranteed by the U.S.
                           Government or its
                           agencies or
                           instrumentalities and
                           in certain repurchase
                           agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money    Income exempt from      0.500% to           $  220,245,241
   Fund                    regular federal income  $500 million
                           taxes and stability of  0.480%
                           principal through       thereafter+
                           investments in
                           municipal securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.250% of           $   79,695,218**
 Scudder Tax Free Money    income, consistent      net assets
   Market Series           with preservation of
                           capital and liquidity,
                           exempt from federal
                           income tax by
                           investing primarily in
                           high quality municipal
                           obligations.
 Scudder California Tax    Stability of capital    0.500% of           $   68,695,680
   Free Money Fund         and the maintenance of  net assets+
                           a constant net asset
                           value of $1.00 per
                           share while providing
                           California tax payers
                           income exempt from
                           both California state
                           personal and regular
                           federal income tax
                           through investment in
                           high quality, short-
                           term tax-exempt
                           California municipal
                           securities.
 Scudder New York Tax      Stability of capital    0.500% of           $   59,538,652
   Free Money Fund         and income exempt from  net assets+
                           New York state and New
                           York City personal
                           income taxes and
                           regular federal income
                           tax through investment
                           in high quality,
                           short-term municipal
                           securities in New
                           York.
TAX FREE
 Scudder Limited Term Tax  High level of income    0.600% of           $  123,660,431
   Free Fund               exempt from regular     net assets+
                           federal income tax
                           consistent with a high
                           degree of principal
                           stability.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program asset as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of income    0.600% to           $  650,504,081
 Scudder Medium Term Tax   exempt from regular     $500 million
   Free Fund               federal income tax and  0.500% thereafter
                           limited principal
                           fluctuation through
                           investment primarily
                           in high grade
                           intermediate term
                           municipal securities.
 Scudder Managed           Income exempt from      0.550% to           $  737,422,861
   Municipal Bonds         regular federal income  $200 million
                           tax primarily through   0.500% next
                           investments in high-    $500 million
                           grade long-term         0.475% thereafter
                           municipal securities.
 Scudder High Yield Tax    High level of income,   0.650% to           $  293,101,021
   Free Fund               exempt from regular     $300 million
                           federal income tax,     0.600% thereafter
                           from an actively
                           managed portfolio
                           consisting primarily
                           of investment grade
                           municipal securities.
 Scudder California Tax    Income exempt from      0.625% to           $  288,576,041
   Free Fund               both California state   $200 million
                           personal income tax     0.600% thereafter
                           and regular federal
                           income tax primarily
                           through investment
                           grade municipal
                           securities.
 Scudder Massachusetts     A high level of income  0.600% of           $   65,505,088
   Limited Term Tax Free   exempt from both        net assets+
   Fund                    Massachusetts personal
                           income tax and regular
                           federal income tax as
                           is consistent with a
                           high degree of price
                           stability.
 Scudder Massachusetts     A high level of income  0.600% of           $  329,842,169
   Tax Free Fund           exempt from both        net assets
                           Massachusetts personal
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in Massachusetts.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Income exempt from New  0.625% to           $  180,647,157
 Scudder New York Tax      York state and New      $200 million
   Free Fund               York City personal      0.600% thereafter
                           income taxes and
                           regular federal income
                           tax through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in New York.
 Scudder Ohio Tax Free     Income exempt from      0.600% of           $   84,109,009
   Fund                    Ohio personal income    net assets+
                           tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Ohio.
 Scudder Pennsylvania Tax  Income exempt from      0.600% of           $   74,177,997
   Free Fund               Pennsylvania personal   net assets+
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond   High level of income    0.600% to           $1,468,170,885
   Fund                    consistent with a high  $500 million
                           degree of principal     0.500% next
                           stability through       $500 million
                           investments primarily   0.450% next
                           in high quality         $500 million
                           short-term bonds.       0.400% next
                                                   $500 million
                                                   0.375% next
                                                   $1 billion
                                                   0.350% thereafter
 Scudder Zero Coupon 2000  High investment         0.600% of           $   25,440,414
   Fund                    returns over a          net assets+
                           selected period as is
                           consistent with
                           investment in U.S.
                           Government securities
                           and the minimization
                           of reinvestment risk.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     0.650% to           $  383,008,164
 Scudder GNMA Fund         and safety of           $200 million
                           principal primarily     0.600% next
                           from investment in      $300 million
                           U.S. Government         0.550% thereafter
                           guaranteed
                           mortgage-backed GNMA
                           securities.
 Scudder Income Fund       A high level of         0.650% to           $  578,519,502
                           income, consistent      $200 million
                           with the prudent        0.600% next
                           investment of capital,  $300 million
                           through a flexible      0.550% thereafter
                           investment program
                           emphasizing high-grade
                           bonds.
 Scudder High Yield Bond   A high level of         0.700% of           $   73,523,094
   Fund                    current income and      net assets
                           capital appreciation
                           through investment
                           primarily in below
                           investment-grade
                           domestic debt
                           securities.
GLOBAL INCOME
 Scudder Global Bond Fund  Total return with an    0.750% to           $  217,403,907
                           emphasis on current     $1 billion
                           income by investing     0.700%
                           primarily in            thereafter+
                           high-grade bonds
                           denominated in foreign
                           currencies and the
                           U.S. dollar.
 Scudder International     Income primarily by     0.850% to           $  235,993,183
   Bond Fund               investing in            $1 billion
                           high-grade              0.800% thereafter
                           international bonds
                           and protection and
                           possible enhancement
                           of principal value by
                           actively managing
                           currency, bond market
                           and maturity exposure
                           and by security
                           selection.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     1.000% of           $  304,607,984
 Scudder Emerging Markets  and, secondarily,       net assets
   Income Fund             long-term capital
                           appreciation by
                           investing primarily in
                           high-yielding debt
                           securities issued in
                           emerging markets.
ASSET ALLOCATION
 Scudder Pathway           Current income and,     There will be no    $   13,928,759***
   Conservative Portfolio  secondarily, long-term  fee as the Manager
                           growth of capital by    will receive a fee
                           investing               from the
                           substantially in        underlying funds.
                           Scudder bond mutual
                           funds, but will have
                           some exposure to
                           Scudder equity mutual
                           funds.
 Scudder Pathway Balanced  Balance of growth and   There will be no    $  167,721,722***
   Portfolio               income by investing in  fee as the Manager
                           a mix of Scudder money  will receive a fee
                           market, bond and        from the
                           equity mutual funds.    underlying funds.
 Scudder Pathway Growth    Long-term growth of     There will be no    $   42,234,535***
   Portfolio               capital by investing    fee as the Manager
                           predominantly in        will receive a fee
                           Scudder equity mutual   from the
                           funds designed to       underlying funds.
                           provide long-term
                           growth.
 Scudder Pathway           Maximize total return   There will be no    $    8,983,598***
   International           by investing in a       fee as the Manager
   Portfolio               select mix of           will receive a fee
                           established             from the
                           international and       underlying funds.
                           global Scudder Funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
U.S. GROWTH AND INCOME
 Scudder Balanced Fund     A balance of growth     0.700% of           $  109,541,542
                           and income from a       net assets+
                           diversified portfolio
                           of equity and fixed
                           income securities and
                           long-term preservation
                           of capital through a
                           quality oriented
                           investment approach
                           designed to reduce
                           risk.
 Scudder Growth and        Long-term growth of     0.600% to           $4,186,481,205
   Income Fund             capital, current        $500 million
                           income and growth of    0.550% next
                           income primarily from   $500 million
                           common stocks,          0.500% next
                           preferred stocks and    $500 million
                           securities convertible  0.475% next
                           into common stocks.     $500 million
                                                   0.450% next
                                                   $1 billion
                                                   0.425% next
                                                   $1.5 billion
                                                   0.405% thereafter
U.S. GROWTH
 Scudder Large Company     Maximize long-term      0.750% to           $1,651,459,797
   Value Fund (formerly    capital appreciation    $500 million
   Scudder Capital Growth  through a value driven  0.650% next
   Fund)                   investment program      $500 million
                           emphasizing common      0.600% next
                           stocks and preferred    $500 million
                           stocks.                 0.550% thereafter
 Scudder Value Fund        Long-term growth of     0.700% of           $   88,874,292
                           capital through         net assets
                           investment in
                           undervalued equity
                           securities.
 Scudder Small Company     Long-term growth of     0.750% of           $   41,187,186
   Value Fund              capital by investing    net assets+
                           primarily in
                           undervalued equity
                           securities of small
                           U.S. companies.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.750% of           $   72,048,339***
 Scudder Micro Cap Fund    capital by investing    net assets+
                           primarily in a
                           diversified portfolio
                           of U.S. micro-cap
                           common stocks.
 Scudder Classic Growth    Long-term growth of     0.700% of           $   33,867,066
   Fund                    capital while keeping   net assets+
                           the value of its
                           shares more stable
                           than other growth
                           mutual funds.
 Scudder Large Company     Long-term growth of     0.700% of           $  221,253,633
   Growth Fund (formerly   capital through         net assets
   Scudder Quality Growth  investment primarily
   Fund)                   in the equity
                           securities of
                           seasoned, financially
                           strong U.S. growth
                           companies.
 Scudder Development Fund  Long-term growth of     1.000% to           $  861,564,138
                           capital by investing    $500 million
                           primarily in equity     0.950% next
                           securities of emerging  $500 million
                           growth companies.       0.900% thereafter
 Scudder 21st Century      Long-term growth of     1.000% of           $   20,942,531***
   Growth Fund             capital by investing    net assets+
                           primarily in the
                           securities of emerging
                           growth companies
                           poised to be leaders
                           in the 21st century.
GLOBAL GROWTH
 Scudder Global Fund       Long-term growth of     1.000% to           $1,604,465,769
                           capital through         $500 million
                           investment in a         0.950% next
                           diversified portfolio   $500 million
                           of marketable foreign   0.900% thereafter
                           and domestic
                           securities, primarily
                           equity securities.
 Institutional             Long-term growth of     0.900% of           $   17,897,508
   International Equity    capital primarily       net assets+
   Portfolio               through a diversified
                           portfolio of
                           marketable foreign
                           equity securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     1.000% of           $   25,631,898***
 Scudder International     capital and current     net assets+
   Growth and Income Fund  income primarily from
                           foreign equity
                           securities
 Scudder International     Long-term growth of     0.900% to           $2,583,030,686
   Fund                    capital primarily       $500 million
                           through a diversified   0.850% next
                           portfolio of            $500 million
                           marketable foreign      0.800% next
                           equity securities.      $1 billion
                                                   0.750% next
                                                   $1 billion
                                                   0.700% thereafter
 Scudder Global Discovery  Above-average capital   1.100% of           $  350,829,980
   Fund                    appreciation over the   net assets
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
 Scudder Emerging Markets  Long-term growth of     1.25% of            $   75,793,693
   Growth Fund             capital primarily       net assets+
                           through equity
                           investments in
                           emerging markets
                           around the globe.
 Scudder Gold Fund         Maximum return          1.000% of           $  163,932,814
                           consistent with         net assets
                           investing in a
                           portfolio of gold-
                           related equity
                           securities and gold.
 Scudder Greater Europe    Long-term growth of     1.000% of           $  120,300,058
   Growth Fund             capital through         net assets
                           investment primarily
                           in the equity
                           securities of European
                           companies.
 Scudder Pacific           Long-term growth of     1.100% of           $  329,391,540
   Opportunities Fund      capital primarily       net assets
                           through investment in
                           the equity securities
                           of Pacific Basin
                           companies, excluding
                           Japan.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Effective 9/11/97:  $  621,914,690
 Scudder Latin America     appreciation through    1.250% to
   Fund                    investment primarily    $1 billion
                           in the securities of    1.150% thereafter
                           Latin American
                           issuers.
 The Japan Fund, Inc.      Long-term capital       0.850% to           $  385,963,962
                           appreciation through    $100 million
                           investment primarily    0.750% next
                           in equity securities    $200 million
                           of Japanese companies.  0.700% next
                                                   $300 million
                                                   0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.  Long-term capital       Adviser:            $  117,596,046
                           appreciation through    Effective 11/1/97:
                           investment primarily    1.100% of
                           in equity securities    net assets
                           of Argentine issuers.   Sub-Adviser:
                                                   Paid by Adviser.
                                                   0.160% of
                                                   net assets
 The Brazil Fund, Inc.     Long-term capital       1.200% to           $  417,981,869
                           appreciation through    $150 million
                           investment primarily    1.050% next
                           in equity securities    $150 million
                           of Brazilian issuers.   1.000% thereafter
                                                   Effective
                                                   10/29/97:
                                                   1.200% to
                                                   $150 million
                                                   1.050% next
                                                   $150 million
                                                   1.000% next
                                                   $200 million
                                                   0.900% thereafter
                                                   Administrator:
                                                   Receives an annual
                                                   fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Advisor:            $  661,690,073
 The Korea Fund, Inc.      appreciation through    1.150% to
                           investment primarily    $50 million
                           in equity securities    1.100% next
                           of Korean companies.    $50 million
                                                   1.000% next
                                                   $250 million
                                                   0.950% next
                                                   $400 million
                                                   0.900% thereafter
                                                   Sub-Adviser -
                                                   Daewoo:
                                                   Paid by Adviser.
                                                   0.2875% to
                                                   $50 million
                                                   0.275% next
                                                   $50 million
                                                   0.250% next
                                                   $250 million
                                                   0.2375% next
                                                   $400 million
                                                   0.225% thereafter
 The Latin America Dollar  High level of current   1.200% of           $   94,748,606
   Income Fund, Inc.       income and,             net assets
                           secondarily, capital
                           appreciation through
                           investment principally
                           in dollar-denominated
                           Latin American debt
                           instruments.
 Montgomery Street Income  High level of current   0.500% to           $  198,465,822
   Securities, Inc.        income consistent with  $150 million
                           prudent investment      0.450% next
                           risks through a         $50 million
                           diversified portfolio   0.400% thereafter
                           primarily of debt
                           securities.
 Scudder New Asia Fund,    Long-term capital       1.250% to           $  133,363,686
   Inc.                    appreciation through    $75 million
                           investment primarily    1.150% next
                           in equity securities    $125 million
                           of Asian companies.     1.100% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       1.250% to           $  266,418,730
 Scudder New Europe Fund,  appreciation through    $75 million
   Inc.                    investment primarily    1.150% next
                           in equity securities    $125 million
                           of companies traded on  1.100% thereafter
                           smaller or emerging
                           European markets and
                           companies that are
                           viewed as likely to
                           benefit from changes
                           and developments
                           throughout Europe.
 Scudder Spain and         Long-term capital       Adviser:            $   75,127,194
   Portugal Fund, Inc.     appreciation through    1.000% of
                           investment primarily    net assets
                           in equity securities    Administrator:
                           of Spanish &            0.200% of
                           Portuguese issuers.     net assets
 Scudder World Income      High income and,        1.200% of           $   54,488,637
   Opportunities Fund,     consistent therewith,   net assets
   Inc.                    capital appreciation.
INSURANCE PRODUCTS
 Balanced Portfolio        Balance of growth and   0.475% of           $   88,342,837
                           income consistent with  net assets
                           long-term preservation
                           of capital through a
                           diversified portfolio
                           of equity and fixed
                           income securities.
 Bond Portfolio            High level of income    0.475% of           $   65,769,421
                           consistent with a high  net assets
                           quality portfolio of
                           debt securities.
 Capital Growth Portfolio  Long-term capital       0.475% to           $  440,481,308
                           growth from a           $500 million
                           portfolio consisting    0.450% thereafter
                           primarily of equity
                           securities.
 Global Discovery          Above-average capital   0.975% of           $   16,757,264
   Portfolio               appreciation over the   net assets+
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.475% of           $   91,091,547
 Growth and Income         capital, current        net assets
   Portfolio               income and growth of
                           income.
 International Portfolio   Long-term growth of     0.875% to           $  726,038,527
                           capital primarily       $500 million
                           through diversified     0.775% thereafter
                           holdings of marketable
                           foreign equity
                           investments.
 Money Market Portfolio    Stability of capital    0.370% of           $   97,785,626
                           and current income      net assets
                           from a portfolio of
                           money market
                           instruments.
AARP FUNDS
 AARP High Quality Money   Current income and      0.350% to           $  412,126,193
   Fund                    liquidity, consistent   $2 billion
                           with maintaining        0.330% next
                           stability and safety    $2 billion
                           of principal, through   0.300% next
                           investment in high      $2 billion
                           quality securities.     0.280% next
                                                   $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Balanced Stock and   Long-term growth of     0.350% to           $  403,179,939
   Bond Fund               capital and income,     $2 billion
                           consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment in   0.300% next
                           a combination of        $2 billion
                           stocks, bonds and cash  0.280% next
                           reserves.               $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       0.350% to           $  826,136,713
 AARP Capital Growth Fund  growth, consistent      $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           capital growth funds,   0.300% next
                           through investment      $2 billion
                           primarily in common     0.280% next
                           stocks and securities   $2 billion
                           convertible into        0.260% next
                           common stocks.          $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.320% of
                                                   net assets
 AARP Global Growth Fund   Long-term growth of     0.350% to           $   77,651,978
                           capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           global equity funds,    0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           diversified portfolio   $2 billion
                           of equity securities    0.260% next
                           of corporations         $3 billion
                           worldwide.              0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $4,218,983,398
 AARP Growth and Income    capital and income,     $2 billion
   Fund                    consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment      0.300% next
                           primarily in common     $2 billion
                           stocks and securities   0.280% next
                           convertible into        $2 billion
                           common stocks.          0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP International Stock  Long-term growth of     0.350% to           $   12,699,109***
   Fund                    capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           international equity    0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in a diversified        $2 billion
                           portfolio of foreign    0.260% next
                           equity securities.      $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.600% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $   25,425,137***
 AARP Small Company Stock  capital, consistent     $2 billion
   Fund                    with a share price      0.330% next
                           more stable than other  $2 billion
                           small company stock     0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in stocks of small      $2 billion
                           U.S. companies.         0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
 AARP U.S. Stock Index     Long-term capital       0.350% to           $   23,917,674***
   Fund                    growth and income,      $2 billion
                           consistent with         0.330% next
                           greater share price     $2 billion
                           stability than a S&P    0.300% next
                           500 index fund, by      $2 billion
                           taking an indexing      0.280% next
                           approach to investing   $2 billion
                           in common stocks,       0.260% next
                           emphasizing higher      $3 billion
                           dividend stocks while   0.250% next
                           maintaining investment  $3 billion
                           characteristics         0.240%
                           otherwise similar to    thereafter+
                           the S&P 500 index.      INDIVIDUAL FUND
                                                   FEE
                                                   0.000% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.350% to           $   34,951,973***
 AARP Bond Fund for        income, consistent      $2 billion
   Income                  with greater share      0.330% next
                           price stability than a  $2 billion
                           long term bond,         0.300% next
                           through investment      $2 billion
                           primarily in            0.280% next
                           investment-grade debt   $2 billion
                           securities.             0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.280% of
                                                   net assets
 AARP GNMA and U.S.        High level of current   0.350% to           $4,904,439,844
   Treasury Fund           income, consistent      $2 billion
                           with greater share      0.330% next
                           price stability than a  $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           principally in U.S.     0.280% next
                           Government-guaranteed   $2 billion
                           GNMA securities and     0.260% next
                           U.S. Treasury           $3 billion
                           obligations.            0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.120% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
 AARP High Quality Bond    High level of income,   0.350% to           $  511,905,166
   Fund                    consistent with         $2 billion
                           greater share price     0.330% next
                           stability than a        $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           portfolio of high       $2 billion
                           quality securities      0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP Diversified Growth   Long-term growth of     There will be no    $   36,411,938***
   Portfolio               capital through         fee as the manager
                           investment primarily    will receive a fee
                           in AARP stock mutual    from the
                           funds.                  underlying funds.
 AARP Diversified Income   Current income with     There will be no    $   34,230,023***
   Portfolio               modest long-term        fee as the manager
                           appreciation through    will receive a fee
                           investment primarily    from the
                           in AARP bond mutual     underlying funds.
                           funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Current income free     0.350% to           $  111,264,728
 AARP High Quality Tax     from federal income     $2 billion
   Free Money Fund         taxes and liquidity,    0.330% next
                           consistent with         $2 billion
                           maintaining stability   0.300% next
                           and safety of           $2 billion
                           principal, through      0.280% next
                           investment in           $2 billion
                           high-quality municipal  0.260% next
                           securities.             $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Insured Tax Free     High level of income    0.350% to           $1,755,412,222
   General Bond Fund       free from federal       $2 billion
                           income taxes,           0.330% next
                           consistent with         $2 billion
                           greater share price     0.300% next
                           stability than a long-  $2 billion
                           term municipal bond,    0.280% next
                           through investment      $2 billion
                           primarily in municipal  0.260% next
                           securities covered by   $3 billion
                           insurance.              0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT K

                               FEES AND EXPENSES

                                KCF(B)    KDHRF(B)     KSCVF(B)     KH20P     KH10P     KH5P     KEUF(A)     KRF-I    KRF-II
                                ------    --------     --------     -----     -----     ----     -------     -----    ------
Fiscal Year End..............  12/31/96    12/31/96     12/31/96   7/31/97   7/31/97   7/31/97   11/30/96   6/30/97   6/30/97
Management Fees Paid to ZKI
 (or ZKVA)...................  $400,000   2,430,000      943,000   225,000   234,000   130,000      5,000   543,000   835,000
Effective Management
 Fee Rate....................       .75%        .74          .74       .58       .58       .58        .50       .50       .50
Sub-Advisory Fees Paid by ZKI
 to ZIML.....................  $      0           0            0    25,570    19,670     7,717      3,432     4,229     5,391
Shareholder Service Fees Paid
 by IFTC to ZKSC.............  $186,000     951,000      541,000   245,000   179,000    65,000      2,000    72,000   121,000
Administrative Service Fees
 Paid by Fund to ZKDI........  $ 76,000     635,000      170,000    88,000    96,000    54,000      2,000   262,000   406,000
Effective Administrative
 Service Fee Rate............       .14%        .19          .13       .23       .24       .24        .25       .24       .24
Commissions Retained
 by ZKDI.....................  $ 65,000     601,000      231,000    23,000    31,000    20,000      5,000         0         0
Commissions Allowed to
 Affiliates of ZKDI..........  $ 41,000     356,000      114,000         0         0         0      1,000         0         0
Brokerage Commissions Paid by
 Fund........................  $157,000     489,000      365,000   137,000   104,000    43,000      9,000   241,000   279,000
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research....................         0%          0            0        86        84        86         90        88        88

                               KRF-III   KRF-IV     KRF-V    KRF-VI    KRF-VII    KWF-4
                               -------   ------     -----    ------    -------    -----
Fiscal Year End..............  6/30/97   6/30/97   6/30/97   6/30/97   6/30/97   6/30/97
Management Fees Paid to ZKI
 (or ZKVA)...................  605,000   674,000   648,000   302,000     1,000   215,000
Effective Management
 Fee Rate....................      .50       .50       .50       .50       .50       .60
Sub-Advisory Fees Paid by ZKI
 to ZIML.....................    4,184     4,184     4,229     2,277         0   125,600
Shareholder Service Fees Paid
 by IFTC to ZKSC.............   97,000   116,000   115,000    74,000     1,000    36,000
Administrative Service Fees
 Paid by Fund to ZKDI........  297,000   333,000   319,000   144,000     1,000    89,000
Effective Administrative
 Service Fee Rate............      .25       .25       .25       .24       .25       .25
Commissions Retained
 by ZKDI.....................        0         0         0         0     8,000         0
Commissions Allowed to
 Affiliates of ZKDI..........        0         0         0         0         0         0
Brokerage Commissions Paid by
 Fund........................  218,000   218,000   240,000   101,000     1,000    51,000
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research....................       88        88        88        90       100        89


---------------


(a) ZKI waived a portion of its management fee and absorbed certain operating expenses.


(b) ZKVA agreed to absorb certain operating expenses.

Thank you

                                           for mailing your proxy card promptly!


================================================================================


                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER FUNDS
================================================================================

KEMPER VALUE FUND, INC.

- Kemper Contrarian Fund
- Kemper-Dreman High Return Equity Fund
- Kemper Small Cap Value Fund

KEMPER HORIZON FUND

- Kemper Horizon 20+ Portfolio
- Kemper Horizon 10+ Portfolio
- Kemper Horizon 5 Portfolio

KEMPER EUROPE FUND
KEMPER TARGET EQUITY FUND

- Kemper Retirement Fund -- Series I
- Kemper Retirement Fund -- Series II
- Kemper Retirement Fund -- Series III
- Kemper Retirement Fund -- Series IV
- Kemper Retirement Fund -- Series V
- Kemper Retirement Fund -- Series VI
- Kemper Retirement Fund -- Series VII
- Kemper Worldwide 2004 Fund


                                                                         Group E
                                                 [LOGO]Printed on recycled paper

[KEMPER FUNDS LOGO]

                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

          -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING-



KEMPER VALUE FUND, INC.                           FOR THE JOINT SPECIAL
                                                  MEETING OF SHAREHOLDERS
                                                  DECEMBER 3, 1997




THE SIGNERS OF THIS PROXY HEREBY APPOINT ARTHUR R. GOTTSCHALK AND
STEPHEN B. TIMBERS AND EACH OF THEM, ATTORNEYS AND PROXIES, WITH POWER OF SUBSTITUTION IN EACH, TO VOTE ALL SHARES FOR THE SIGNERS AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 1997, AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.



                                       Dated_____________________________, 1997

                                       Signature(s)  (All registered owners of
                                       accounts shown to the left must sign.
                                       If signing for a corporation, estate
                                       or trust, please indicate your capacity
                                       or title.)
                                       _______________________________________
                                                     Signature(s) GROUP E


--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY.


THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]



1.  To elect the following as directors:                        For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) James B. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
    04) Daniel Pierce, 05) Fred B. Renwick, 06) John B. Tingleff,
    07) Edmond D. Villani,  08) John G. Weithers

    -----------------------------------------------------------------------------------------
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THAT NOMINEE'S
    NAME OR NUMBER ON THE LINE ABOVE.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                             For      Against     Abstain
    current fiscal year.                                        / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper                         For      Against     Abstain
    Value Advisors, Inc., transferable to SKI).                  / /       / /         / /

6.  For Kemper-Dreman High Return Equity Fund only,
    to approve a new sub-advisory agreement with                For      Against     Abstain
    Dreman Value Management, L.L.C.                             / /       / /         / /

7.  For Class B and Class C shareholders
    only, to approve a new Rule 12b-1                            For      Against     Abstain
    distribution plan with Zurich Kemper                         / /       / /         / /
    Distributors, Inc.

8.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder                For      Against     Abstain
    fund structure.                                             / /       / /         / /

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.

--------------------------------------------------------------------------------